Exhibit 10.10
LEASE AGREEMENT
LANDLORD: LEHI BLOCK OFFICE 1, L.C.
TENANT:    WEAVE COMMUNICATIONS, INC.

LEASE SUMMARY
1.    “Landlord”: LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company.
2.    “Tenant”: WEAVE COMMUNICATIONS, INC., a Delaware corporation.
3.    “Rentable Square Feet”: The area determined by measuring to the outside finished surface of permanent outer building walls without any deductions for vertical penetrations other than mechanical shafts; provided, the Rentable Square Feet will not exceed the quotient of the Usable Square Feet divided by 0.90. The terms “RSF” and “rentable square foot” shall have corollary meanings. “Usable Square Feet”: the amount of square footage in the Leased Premises actually available to Tenant for Tenant’s use. Rentable Square Foot and Usable Square Foot shall have the correlative means to the definitions above. Notwithstanding that the First Floor Access Areas (defined below) can be used by other tenants in the Building, the First Floor Access Areas will be included as Rentable Square Feet of the Leased Premises for purposes of this Lease.
4.    “Leased Premises”: The first (1st), second (2nd), fourth (4th), fifth (5th) and Sixth (6th) floors of a to-be-constructed Building. The Leased Premises is anticipated to contain approximately 150,000 Rentable Square Feet and 135,500 Usable Square Feet of space.
5.    “Parking”: Four and 75/100 (4.75) non-exclusive stalls per 1,000 Usable Square Feet of the Leased Premises (the “Overall Stalls”), subject to modification as provided in Section 20.3 of the Lease, of which (a) fifteen (15) of such Overall Stalls shall be covered (but not enclosed) parking stalls which are marked as reserved for Tenant, and (b) ten (10) of such Overall Stalls, but not covered parking stalls, shall include electric car charging stations (five (5) of which will be Tesla charging stations and the other five shall be another brand).
6.    “Term”: One hundred forty-four (144) full calendar months, plus the partial calendar month, if any, occurring after the Rent Commencement Date if the Rent Commencement Date occurs other than on the first day of a calendar month, and including the Extension Periods (defined below) exercised pursuant to the Extension Option (defined below).
7.    “Commencement Date”: See Section 2.1.
8.    “Rent Commencement Date”: See Section 2.2.
9.    “Tenant Improvement Allowance”: Sixty dollars ($60.00) per Usable Square Foot of the Leased Premises. Tenant may elect to increase the Tenant Improvement Allowance in one dollar ($1.00) per Usable Square Foot increments, up to a maximum of five dollars ($5.00) per Usable Square Foot of the Leased Premises (the “Tenant Improvement Allowance Increase”) (for an aggregate amount of up to sixty-five dollars ($65.00) per Usable Square Foot of the Leased Premises) by delivering written notice to Landlord on or before December 15, 2019. In the event Tenant elects to obtain a Tenant Improvement Allowance Increase, Basic Annual Rent shall, as of the Rent Commencement Date, be increased by an amount equal to the ten cents ($0.10) per Rentable Square Foot of the
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Leased Premises per annum for each one dollar ($1.00) increase in the Tenant Improvement Allowance which Tenant has elected to obtain.
10.    “Basic Annual Rent”: Initially, Twenty-Eight and 75/100 dollars ($28.75) per Rentable Square Foot of the Leased Premises (subject to increase if Tenant elects to obtain a Tenant Improvement Allowance Increase), subject to annual increases at the Escalation Rate.
11.    “Escalation Rate”: On each anniversary of the Rent Commencement Date two and one-half percent (2.5%) per year on a cumulative basis.
12.    “Estimated Costs”: See Section 4.1.
13.    “Tenant’s Proportionate Share”: See Section 4.1.
14.    “Landlord’s address for notice”:
Lehi Block Office 1, L.C.
c/o The Boyer Company, L.C.
Attention: Nate Boyer
101 South 200 East, Suite 200
Salt Lake City, UT 84111
or at such other place as Landlord may hereafter designate in writing.
15.    “Tenant’s address for notice”:
Prior to the Rent Commencement Date:
Weave Communications, Inc.
2000 West Ashton Boulevard, Suite 100
Lehi, Utah 84043
Attn: Alan Taylor
After the Rent Commencement Date:
At the Leased Premises
Attn: Alan Taylor
16.    “Broker(s)”: Tenant’s Broker: Eric Woodley, Woodley Real Estate
Landlord’s Broker: None.
17.    “Guarantor” or “Guarantors”: None.
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LEASE AGREEMENT
THIS LEASE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Lease”) is made and entered into as of this 8th day of November, 2019, by and among LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (the “Landlord”), and WEAVE COMMUNICATIONS, INC., a Delaware corporation (the “Tenant”).
For and in consideration of the rental to be paid and of the covenants and agreements set forth below to be kept and performed by Tenant, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Leased Premises (as hereafter defined) and certain other areas, rights and privileges for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.
I.    LEASED PREMISES
1.1    Description of Leased Premises. Landlord does hereby demise, lease and let unto Tenant, and Tenant does hereby take and receive from Landlord the following:
(a)    That certain floor area containing approximately 150,000 Rentable Square Feet (the “Leased Premises”) on the first (1st), second (2nd), fourth (4th), fifth (5th) and sixth (6th) floors of an office building to be built in accordance with the Work Letter (defined below) containing approximately 180,000 Rentable Square Feet (the “Building”), located in Lehi, Utah, on the real property more particularly described on Exhibit “A” attached hereto and by this reference incorporated herein (the “Property”). The Leased Premises are included in a larger project currently owned by an affiliate of Landlord (the “Project”). The Leased Premises is depicted on the floor plan shown on Exhibit “B” which is attached hereto and by this reference incorporated herein;
(b)    A non-exclusive revocable license to use the Common Areas (as defined in Section 20.1 below);
(c)    A non-exclusive revocable license to use such rights-of-way, easements and similar rights with respect to the Building and Property as may be reasonably necessary for access to and egress from the Leased Premises; and
(d)    A non-exclusive revocable license to use those areas designated and suitable for vehicular parking as set forth in Section 20.3 below.
Notwithstanding the foregoing, a portion of the first (1st) floor of the Building consisting of access areas, fire exits, restrooms and the Building lobby will be included in the Leased Premises, but will be subject to use by other tenants of the Building only for ingress/egress and matters required by applicable law (the “First Floor Access Areas”). Tenant will not be permitted to prevent, limit or otherwise restrict the use of the First Floor Access by other tenants of the Building at any time. Without limiting the generality of the foregoing, Tenant may not require other tenants of the Building to comply with Tenant’s security procedures. Except for the First Floor Access Areas, Tenant shall have exclusive use of the remaining portions of first (1st) floor of the Building. Landlord will not install signage within the first (1st) floor of the Building, except that Landlord may include directional signage in the First Floor Access Ares for other tenants of the Building.
1.2    Landlord and Tenant’s Construction Obligations. The obligation of Landlord, if any, and Tenant to perform the work and supply the necessary materials and labor to prepare the Leased Premises for occupancy is described in detail in the work letter which is attached hereto as Exhibit “C” (the “Work Letter”) and by reference incorporated herein. Landlord and Tenant shall expend all funds and do all acts required of them as described in the Work Letter and shall perform or have the work performed promptly and diligently in a first class and workmanlike manner.
1.3    Changes to Building. Landlord hereby reserves the right at any time and from time to time to make changes, alterations or additions to the Building or to the Property, including, without limitation, changes, alterations or additions necessary to improve additional floors of the Building for other tenants of the Building; provided, any such changes, alterations or additions will not materially adversely affect Tenant’s access to or use of the Leased Premises or Tenant’s rights or Landlord’s obligations with respect to the First Floor Access Areas. Tenant shall not, in such event, claim or be allowed any damages for injury, interference, eviction (constructive or actual) or inconvenience occasioned thereby and shall not be entitled to terminate this Lease or receive an abatement of any amounts payable under this Lease.
1.4    Rentable Square Feet. The Rentable Square Feet of the Leased Premises shall be determined based on Landlord’s measurements in accordance with the standard set forth in the definition of “Rentable Square Feet” in the Lease Summary. On or prior to the date that is six (6) months after the Rent Commencement Date, Landlord shall have the right to re-measure and re-determine the rentable square feet of the Leased Premises and the Building. If the re-measured and re-determined rentable area of the Leased Premises is different than those stated in this Lease, Landlord shall provide Tenant written notice of the change in square footage (the “Measurement Notice”). The re-measured and re-determined rentable square feet shall then become the rentable square feet of the Leased Premises, effective as of the date of the Measurement Notice, in which case all of the amounts calculated based on rentable square feet shall be proportionately adjusted retroactively.
1.5    Construction of Building and Tenant Improvements.
(a)    The Building in which the Leased Premises are to be located is not currently in existence. Landlord shall, at its own cost and expense (except as otherwise provided in the Work Letter): (i) construct and Substantially Complete (as defined in the Work Letter) the Landlord Improvements (as defined in the Work Letter); and (ii) construct and Substantially Complete the Tenant Improvements (as defined in the Work Letter). Landlord will Substantially Complete such construction (“Substantial Completion of Construction”) by the date set forth in Exhibit “A” of the Work Letter, as such date may be extended for Construction Delays (the “Substantial Completion Deadline”).

(b)    If Substantial Completion of Construction has not occurred on or before the Substantial Completion Deadline, as such date may be extended for Construction Delays, Tenant, as Tenant’s sole remedy, shall be entitled to receive from Landlord liquidated damages in the amount equal to (i) with respect to the period between January 4, 2021 through and including February 3, 2021 (as each date may be extended for Construction Delays, the “Initial Delay Period”), the incremental amount of holdover rent (e.g., the extra rent, but not the base rent, which Tenant is required to pay as a result of Tenant holding over in other premises leased by Tenant beyond the term of such lease) measured on a daily basis which Tenant is obligated to pay under other leases to which Tenant is a party, if any, for each day that Substantial Completion of Construction is delayed beyond January 1, 2021 (as such date may be extended for Construction Delays), (ii) for each day after Initial Delay Period that Substantial Completion of Construction has not occurred, Tenant shall receive one (1) day of rent abatement of Basic Annual Rent which will be applied to the period first occurring after the expiration of the Rent Abatement Period.
(c)    In the event Substantial Completion of Construction has not occurred by the May 1, 2021 (as such date may be extended for Construction Delays) (the “Outside Turnover Date”), Tenant shall have the option, in its sole discretion, either to (i) continue to receive the liquidated damages specified in Section 1.2(b) above, or (ii) terminate this Lease by delivering written notice to Landlord on or after the Outside Turnover Date (as such date may be extended for Construction Delays) and prior to date on which Substantial Completion of Construction has occurred. In the event Tenant elects to terminate this Lease pursuant to this Section 1.2(c), Tenant shall not be entitled to any further remedies against Landlord.
II.    TERM
2.1    Length of Term. The initial Term of this Lease shall commence on the date hereof (the “Commencement Date”) and shall continue for a period of one hundred forty-four (144) full calendar months plus the partial calendar month, if any, occurring after the Rent Commencement Date if the Rent Commencement Date occurs other than on the first day of a calendar month.
2.2    Rent Commencement Date. Tenant’s obligation to pay rent hereunder shall commence on the earlier to occur of (i) the date Tenant opens for business in the Leased Premises and (ii) Substantial Completion of the Tenant Improvements (the “Rent Commencement Date”).
2.3    Tenant Improvement Allowance. Landlord shall provide a tenant improvement allowance (the “Tenant Improvement Allowance”) to partially reimburse the costs of the performance of the Tenant Improvements in accordance with the terms of the Work Letter. In no event shall the Tenant Improvement Allowance be used to reimburse Tenant for any special decorator items, equipment, furniture, or furnishings (the “FF&E”); provided, so long as all costs related to the Tenant Improvements have been paid in full, the Tenant Improvement Allowance may be used for cabling, audiovisual and signage for the Leased Premises.

2.4    Amendment to Lease Recognizing the Rent Commencement Date. At any time after the occurrence of the Rent Commencement Date, Landlord or Tenant may request that the other party enter into an amendment to this Lease in the form attached hereto as Exhibit “E”, in which case each party shall execute and deliver an amendment to this Lease in the form Exhibit “E” within ten (10) business days after the request by the other party.
2.5    Extension of Lease. So long as Tenant is not then in default (beyond any applicable notice and cure period) under any term or covenant of this Lease at the time Tenant delivers an Exercise Notice (as defined below) or as of the first day of the Extension Period, Tenant is hereby granted the right (each such right, an “Extension Option”) to renew the initial Term for two (2) additional periods of three (3) years (each such period, an “Extension Period”). Tenant may elect to exercise the Extension Option by delivering written notice to Landlord (the “Exercise Notice”) indicating that Tenant elects to exercise the Extension Option, which notice must be delivered to Landlord at least twelve (12) months prior the expiration of the then applicable Term. In the event Tenant timely and properly exercises the Extension Option in accordance with the immediately preceding sentence, all terms and conditions set forth in this Lease shall continue to apply during the Extension Period, except that Basic Annual Rent for the first year of such Extension Period shall be equal to the Basic Annual Rent payable in the year prior to such Extension Period increased by an amount equal to the Escalation Rate, and thereafter, on each anniversary of the Rent Commencement Date during the Extension Period, shall be further increased by an amount equal to the Escalation Rate.
2.6    Expansion Rights.
(a)    So long as (i) no default exists under this Lease beyond any applicable notice and cure periods, and (ii) this Lease is in full force and effect, Tenant shall have a right, by delivering written notice to Landlord on to prior to the Rent Commencement Date (the “Expansion Notice”) to lease the entire third (3rd) floor of the Building (the “Expansion Premises”).
(b)    If Tenant delivers an Expansion Notice, the Expansion Premises shall be leased on the same terms as provided in this Lease, including at the same Basic Annual Rent payable under this Lease, with the same Tenant Improvement Allowance and shall be coterminous with the Term, except that (i) completion of the Tenant Improvements for the Expansion Premises will not occur until 120 days after the plans and specifications for such Expansion Premises (which will be determined in accordance with the process set forth in the Work Letter) have been completed, (ii) Basic Annual Rent for the Expansion Premises will not commence until the earlier to occur of Tenant’s occupancy of the Expansion Premises or Substantial Completion of the Expansion Premises (however all escalation of such Basic Annual Rent and the Base Year shall be the concurrent with the periods provided in the Lease for the Leased Premises), and (iii) Abated Rent for the Expansion Premises shall be (x) if the Expansion Notice is delivered on or before June 1, 2020, on the same terms as the fifth (5th) floor of the Building (e.g., for a twelve (12) month period after Substantial Completion of the Tenant

Improvements with no contribution for Common Area Expenses), and (y) if the Expansion Notice is delivered after June 1, 2020, on the same terms as the first (1st) floor of the Building (e.g., for a twelve (12) month period after Substantial Completion of the Tenant Improvements of the with Tenant paying ($6.75) per Rentable Square Foot of the Expansion Premises per annum as a reimbursement for Common Area Expenses).
(c)    Within fifteen (15) days of Tenant’s delivery of an Expansion Notice, Landlord and Tenant will enter into an amendment to this Lease, incorporating the terms related specifically to the Expansion Premises, while maintaining the original terms of the Lease with respect to all matters not specifically related to the Expansion Premises.
2.7    Right of First Refusal.
(a)    Proposal to Lease. Subject to the rights granted under leases of space within the Building as of the date hereof, if Landlord receives a bona fide written and signed offer to lease space contiguous to the Leased Premises on the third (3rd) floor of the Building (the “ROFR Space”) during the Term with a third party which Landlord desires to accept, and so long as (i) no default exists under this Lease beyond any applicable cure periods, and (ii) this Lease is in full force and effect, Landlord shall provide a copy of such written offer to Tenant (the “Written Notice of Lease”). Landlord will not be permitted to send a Written Notice of Lease prior to the Rent Commencement Date.
(b)    Exercise of Right of First Refusal to Lease. Tenant shall have the right (the “Tenant’s Right of First Refusal to Lease”) for a period of five (5) business days from and after Tenant’s receipt of the Written Notice of Lease to elect to lease the entire ROFR Space on the terms set forth in the Written Notice of Lease by delivering written notice to Landlord within such five (5) business day period. If Tenant exercises Tenant’s Right of First Refusal to Lease, Landlord and Tenant shall, within thirty (30) days after Tenant exercises Tenant’s Right of First Refusal to Lease, enter into an amendment to this Lease, incorporating the terms set forth in the Written Notice of Lease with respect to the ROFR Space (and such other terms as are acceptable to Landlord and Tenant), while maintaining the original terms of the Lease with respect to the Leased Premises. Failure of Tenant to so elect to exercise Tenant’s Right of First Refusal to Lease within such five (5) business day period by giving such written notice to Landlord shall be deemed to be an election by Tenant to not exercise Tenant’s Right of First Refusal to Lease. Tenant’s Right of First Refusal to Lease shall not apply to extension options or expansion options granted under a lease to another tenant which exist as of the date hereof or which were included in a Written Notice of Lease and Tenant failed to exercise Tenant’s Right of First Refusal to Lease with respect to such Written Notice of Lease. In addition, if the Written Notice of Lease contains a right of first refusal and Tenant elects not to exercise Tenant’s Right of First Refusal to Lease, Tenant’s rights under this Section 2.7 shall be subordinate to the rights of the lease entered into based on the Written Notice of Lease.
(c)    Failure to Exercise Tenant’s Right of First Refusal to Lease. In the event Tenant fails to, or is deemed to have failed to, exercise Tenant’s Right of First Refusal with respect to any such Written Notice of Lease, Landlord may thereafter lease the

ROFR Space, within six (6) months after Tenant’s receipt of the Written Notice of Lease, to the party identified in the Written Notice of Lease, or such party’s affiliates, so long as the economic terms are not materially more favorable (which shall be defined as a favorable change of more than five percent (5%)) than those set forth in such, or if the Written Notice to Lease. If Landlord does not lease the ROFR Space within such six (6) month period to the party identified in the Written Notice of Lease, or such party’s affiliates, Tenant’s Right of First Refusal to Lease shall be reinstated with respect to the ROFR Space. If the economic terms of the Written Notice of Lease are materially changed after Tenant has failed or is deemed to have failed to exercise Tenant’s Right of First Refusal with respect to such Written Notice of Lease, or, if the identity of the party identified in the Written Notice of Lease changes to another party (that is not an affiliate of the identified party), Landlord shall give Tenant a subsequent written notice of the changed terms to the Written Notice of Lease and Tenant may exercise its Right of First Refusal with respect to such Written Notice of Lease within three (3) business days of Landlord’s written notice. If Landlord does enter into a Lease for the ROFR Space, Tenant’s Right of First Refusal to Lease the ROFR Space shall be forever terminated.
2.8    Lease Termination. If Tenant has not received approval to obtain certain tax incentives from the Governor’s Office of Economic Development before December 2, 2019 (the “GOED Approval Date”), Tenant may elect, by delivering written notice to Landlord on or before December 9, 2018 (the “Outside Termination Date”), to terminate this Lease, in which event this Lease shall terminate and be of no further force and effect except for those obligations which survive the termination of the Lease. Tenant’s notice hereunder shall include a certificate that Tenant has not obtained tax incentives from the Governor’s Office of Economic Development on or before the GOED Approval Date. Tenant agrees to make all submittals necessary to obtain, and use commercially reasonable efforts to obtain, such approval on or before GOED Approval Date. In the event Tenant fails to deliver written notice to Landlord terminating this Lease pursuant to this Section 2.7 by the Outside Termination Date, the provisions of this Section 2.7 of this Lease shall be null and void.
III.    BASIC RENTAL PAYMENTS
3.1    Basic Annual Rent. Tenant agrees to pay to Landlord as basic annual rent for the Leased Premises at such place as Landlord may designate, without prior demand therefore and without any deduction or set off whatsoever the sum of twenty eight and 75/100 dollars ($28.75) per Rentable Square Foot of the Leased Premises per annum, as such amount is increased if Tenant elects to obtain a Tenant Improvement Allowance Increase. The amounts payable by Tenant hereunder are referred to herein as “Basic Annual Rent.” The Basic Annual Rent shall be due and payable in twelve (12) equal monthly installments to be paid in advance on or before the first day of each calendar month during the Term. Commencing on the first anniversary of the Rent Commencement Date and on each anniversary of the Rent Commencement Date thereafter, Basic Annual Rent shall escalate at the Escalation Rate. In the event the Rent Commencement Date occurs on a day other than the first day of a calendar month, then rent shall be paid on the Rent Commencement Date for the initial fractional calendar month prorated on a per diem basis.
3.2    Rent Abatement. Tenant shall be entitled to an abatement of Basic Annual Rent with respect to the Leased Premises in an amount equal to the sum of (a) twelve (12) full months of Basic Annual Rent payable with respect to the first (1st), second (2nd), fourth (4th) floors and sixth (6th) floors of the Building, (b) twelve (12) full months of Basic Annual Rent and Common Area Expenses with respect to the fifth (5th) floor of the Building, which abatement shall be applied to the period commencing on the Rent Commencement Date and continuing until such abatement has been entirely applied (the “Rent Abatement Period”). The Basic Annual Rent abated during this period is referred to herein as the “Abated Rent.” Notwithstanding the provisions of this Section 3.2 or Article IV to the contrary, with respect to the first (1st), second (2nd), fourth (4th) and sixth (6th) floors of the Building, Tenant shall pay to Landlord during the Rent Abatement Period an amount equal to six and 75/100 dollars ($6.75) per Rentable Square Foot of the Leased Premises per annum as a reimbursement for Common Area Expenses. If the Rent Commencement Date does not start on the first day of a calendar month, such abated rent period shall be adjusted in the first and last month of such term so that Tenant receives twelve (12) and only twelve (12) months of Abated Rent. In the event Tenant defaults under this Lease beyond all applicable noticed cure periods, in addition to any other rights or remedies Landlord has under this Lease, at law or in equity, regardless of whether or not Landlord elects to terminate this Lease, Tenant shall pay to Landlord an amount equal to the Abated Rent.
3.3    Additional Monetary Obligations. Tenant shall also pay as rent (in addition to the Basic Annual Rent) all other sums of money as shall become due and payable by Tenant to Landlord under this Lease. Landlord shall have the same remedies in the case of a default in the payment of said other sums of money as are available in the case of a default in the payment of one or more installments of Basic Annual Rent.
IV.    ADDITIONAL RENT
4.1    Definitions. For purposes of this Lease, the terms set forth below shall mean the following:
(a)    “Actual Common Area Expense Increase” means the amount of the increase in Common Area Expenses in a particular calendar year over Common Area Expenses for the Base Year, excluding the costs of any utilities which are separately metered and paid directly by Tenant.
(b)    “Additional Rent” shall mean the sum of Tenant’s Proportionate Share of the Actual Common Area Expense Increase plus all other amounts due and payable by Tenant under this Lease other than Basic Annual Rent.
(c)    “Base Year” shall mean the 2021 calendar year.
(d)    “Common Area Expenses” shall mean all actual costs and expenses incurred by Landlord in connection with the ownership, operation, management and maintenance of the Common Areas, the Building, Property, and related improvements located thereon (the “Improvements”). Common Area Expenses include, but are not limited to, all expenses incurred by Landlord as a result of Landlord’s compliance with any and all of its obligations under this Lease (or under similar leases with other tenants) other than the performance of its work under Section 2.3 of this Lease or similar provisions of leases with other tenants. In explanation of the foregoing, and not in limitation thereof, Common Area Expenses shall include:
(i)    all real and personal property taxes, impact fees, local improvement rates, and other ad valorem assessments (whether general or special, known or unknown, foreseen or unforeseen) and any tax or assessment levied or charged in lieu thereof, whether assessed against Landlord and/or Tenant and whether collected from Landlord and/or Tenant, including, without limitation, any privilege or excise tax;
(ii)    the cost of all insurance maintained by Landlord on or with respect to the Building, the Improvements, the Common Areas or the Property, including, without limitation, casualty insurance, liability insurance, rental interruption, workers compensation, any insurance required to be maintained by Landlord’s lender, and any deductible applicable to any claims made by Landlord under such insurance;
(iii)    snow removal, trash removal, cost of services of independent contractors, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance, repair, and replacement of the Building, the Improvements, the Common Areas or the Property, its equipment and the adjacent walk and landscaped area (including, but not limited to janitorial, scavenger, gardening, security, parking, elevator, painting, plumbing, electrical, mechanical, carpentry, window washing, structural and roof repairs and reserves, signing and advertising), but excluding persons performing services not uniformly available to or performed for substantially all Building tenants;
(iv)    costs of all gas, water, sewer, electricity and other utilities used in the maintenance, operation or use of the Building (except to the extent separately metered or sub-metered to Tenant and billed to Tenant directly as permitted hereunder), the Improvements, the Property and the Common Areas, cost of equipment or devices used to conserve or monitor energy consumption, supplies, licenses, permits and inspection fees;
(v)    auditing, accounting and legal fees;
(vi)    Property management fees not to exceed four percent (4%) of all rentals and income received from the Property;
(vii)    the cost of capital improvements which decrease the Common Area Expenses, provided, however, the amount included as Common Area

Expenses shall be limited to the actual verified amount of the decrease in Common Areas Expenses as a direct result of such capital improvements; and
(viii)    payments required to be made in connection with the maintenance or operation of any easement or right of way or other instrument through which Landlord claims title in the Property or to which Landlord’s title in the Property is subject.
(e)    “Common Areas” is defined in Section 20.1.
(f)    “Estimated Costs” shall mean Landlord’s estimate of Tenant’s Proportionate Share of the Actual Common Area Expense Increase for a particular calendar year.
(g)    “Tenant’s Proportionate Share” shall mean the percentage derived from the fraction, the numerator of which is the Rentable Square Footage of the Leased Premises (approximately 150,000), the denominator of which is the Rentable Square Footage of the Building (180,000); provided, however, if, but only if, at any time or from time to time, less than ninety-five percent (95%) of the Building is occupied by tenants who are paying rent during a calendar year or fiscal year, then the denominator with respect the variable cost component of Common Area Expenses (such as janitorial costs and electricity) shall be equitably adjusted so as to attribute to Tenant its proportionate share of such variable Common Area Expenses based on the portion of the Building occupied by tenants, but shall not be adjusted with respect to any Common Area Expenses which are not variable based upon occupancy (including, but not limited to, landscape maintenance, insurance, snow removal and taxes). In this Lease, Tenant’s pro-rata share initially is eighty-three and 33/100 percent (83.33%), subject to adjustment in accordance with the preceding sentence.
4.2    Payment of Additional Rent. Additional Rent shall be paid as follows:
(a)    Prior to the beginning of a calendar year following the Base Year, Landlord shall deliver to Tenant a statement showing the Estimated Costs for such calendar year. If Landlord fails to deliver such statement prior to January 1 of the applicable year, until the delivery of such statement, Tenant’s Estimated Costs shall be deemed to be the same amount of the Estimated Costs for the prior year; provided, however, if Landlord subsequently furnishes to Tenant a statement of such Estimated Costs, to the extent such Estimated Costs are greater than or less than the Estimated Costs paid on a year to date basis, Tenant shall either receive a credit or make a payment, in the amount of such difference on the next date on which Tenant makes a Basic Annual Rent payment hereunder.
(b)    Concurrent with each monthly payment of Basic Annual Rent due pursuant to Section 3.1 above, Tenant shall pay to Landlord, without offset or deduction, one-twelfth (l/12th) of the Estimated Costs, plus all other amounts due and owing by Tenant under this Lease which are not included as part of Estimated Costs (e.g., late payment charges).

4.3    Report of Common Area Expenses and Statement of Estimated Costs. Within one hundred twenty (120) days after each calendar year occurring during the Term, Landlord shall furnish Tenant with a written reconciliation statement (the “Landlord’s Statement”) comparing the Actual Common Area Expense Increase payable during the previous calendar year against the amounts actually paid by Tenant during the previous calendar year pursuant to Section 4.2 above. If the annual reconciliation statement of costs indicates that the Estimated Costs paid by Tenant for any year exceeded the Actual Common Area Expense Increase, Landlord, at its election, shall within thirty (30) days of Tenant’s receipt of such reconciliation statement, either (a) pay the amount of such excess to Tenant, or (b) apply such excess against the next installment of Basic Annual Rental or Additional Rent due hereunder. If the annual reconciliation statement of costs indicates that Estimated Costs paid by Tenant for any year are less than the Actual Common Area Expense Increase for such calendar year, Tenant shall pay to Landlord any such deficiency within thirty (30) days of Tenant’s receipt of such reconciliation statement.
4.4    Resolution of Disagreement. Every statement given by Landlord pursuant to Section 4.3 shall be conclusive and binding upon Tenant unless within sixty (60) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute shall not have been settled by agreement, the parties hereto shall submit the dispute to arbitration within ninety (90) days after Tenant’s receipt of such statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within thirty (30) days after receipt of such statement, pay Additional Rent in accordance with Landlord’s Statement, and such payment shall be without prejudice to Tenant’s position. If the dispute shall be determined in Tenant’s favor, Landlord shall, within thirty (30) days of the resolution of such dispute, pay Tenant the amount of Tenant’s overpayment of rents resulting from compliance with Landlord’s Statement. Landlord agrees to grant Tenant reasonable access to Landlord’s books and records for the purpose of verifying operating expenses incurred by Landlord.
4.5    Limitations. Nothing contained in this Part IV shall be construed at any time so as to reduce the monthly installments of Basic Annual Rent payable hereunder below the amount set forth in Section 3.1 of this Lease.
V.    SECURITY DEPOSIT
5.1    Deposit. Tenant has deposited with Landlord the sum of four hundred ninety-seven thousand five hundred dollars ($497,500) as security for the performance by Tenant of all of the terms, covenants, and conditions required to be performed hereunder. If Tenant has performed all such terms, covenants, and conditions of this Lease, such sum shall be returned to Tenant after the expiration of the term of this Lease and delivery of possession of the Leased Premises to Landlord (except for amounts required to continue to be held under Section 8.3 hereof). Prior to the time that Tenant is entitled to any return of the security deposit, Landlord may intermingle such deposit with its own funds and use such sum for such purposes as Landlord may determine. Tenant shall not be entitled to any interest on the security deposit.
5.2    Application of Security Deposit. In the event of default by Tenant in respect to any of its obligations under this Lease, including, but not limited to, the payment of Basic Annual Rent or Additional Rent, Landlord may use, apply, or retain all or any part of the security deposit for the satisfaction of any unpaid Basic Annual Rent or Additional Rent. Landlord may apply the security deposit to any expenses incurred by reason of the default of Tenant, including any damages or deficiency in the reletting of the Leased Premises, regardless of whether the accrual of such damages or deficiency occurs before or after an eviction or a portion of the security deposit is so used or applied. Tenant shall, upon five (5) days written demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount.
VI.    USE
6.1    Use of Leased Premises. The Leased Premises shall be used and occupied by Tenant for general office purposes, and as an employee daycare, medical clinic, dentist office and/or barber shops which may be used only by Tenant’s employees, and such employees spouses/partners, and immediate family members (the “Employee Uses”) only and for no other purpose whatsoever without the prior written consent of Landlord.
6.2    Prohibition of Certain Activities or Uses. Tenant shall not do or permit anything to be done in or about, or bring or keep anything in the Leased Premises or the Property which is prohibited by this Lease or will, in any way or to any extent:
(a)    adversely affect any fire, liability, or other insurance policy carried with respect to the Building, the Improvements, the Common Areas, the Property, or any of the contents of the foregoing (except with Landlord’s express written permission, which will not be unreasonably withheld, but which may be contingent upon Tenant’s agreement to bear any additional costs, expenses or liability for risk that may be involved);
(b)    obstruct, interfere with any right of, or injure or annoy any other tenant or occupant of the Building, the Common Areas, the Improvements, or the Property;
(c)    conflict with or violate any law, statute, ordinance, rule, regulation or requirement of any governmental unit, agency, or authority (whether existing or enacted as promulgated in the future, known or unknown, foreseen or unforeseen);
(d)    adversely overload the floors or otherwise damage the structural soundness of the Leased Premises or the Building, or any part thereof (except with Landlord’s express written permission, which will not be unreasonably withheld, but which may be contingent upon Tenant’s agreement to bear any additional costs, expenses, or liability for risk that may be involved); or
(e)    take any action which causes a violation of any restrictive covenants or any other instrument of record applying to the Property.

6.3    Affirmative Obligations with Respect to Use.
(a)    Tenant will (i) comply with all governmental laws, ordinances, regulations, and requirements, now in force or which hereafter may be in force, of any lawful governmental body or authorities having jurisdiction over the Leased Premises; (ii) keep the Leased Premises and every part thereof in a clean, neat, and orderly condition, free of objectionable noise, odors, or nuisances; (iii) in all respects and at all times fully comply with all health and policy regulations; (iv) not suffer, permit, or commit any waste, (v) will maintain all licenses and insurance which are required by applicable law in connection with the Employee Uses.
(b)    At all times during the term hereof, Tenant shall, at Tenant’s sole cost and expense, comply with all statutes, ordinances, laws, orders, rules, regulations, and requirements of all applicable federal, state, county, municipal and other agencies or authorities, now in effect or which may hereafter become effective, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alterations of the Leased Premises (including, without limitation, all applicable requirements of the Americans with Disabilities Act of 1990 and all other applicable laws relating to persons with disabilities, and all rules and regulations which may be promulgated thereunder from time to time and whether relating to barrier removal, providing auxiliary aids and services or otherwise (the “ADA”)) and upon request of Landlord shall deliver evidence thereof to Landlord. Notwithstanding the foregoing, Tenant shall only be obligated to comply with laws which require improvements, modifications or alterations to the Leased Premises if and to the extent such compliance obligation is implicated by Tenant’s specific or unique use of the Leased Premises (it being acknowledged the Employee Uses are specific and unique uses of Tenant) or alterations or additions made to the Leased Premises by Tenant, and not such laws as are applicable to all users of office space. Except where the obligation to comply with applicable law is Tenant’s obligation hereunder, Landlord shall be responsible for compliance with all laws applicable to the Leased Premises, the Building, the Common Areas and the Property, including, without limitation, the ADA.
6.4    Suitability. Tenant acknowledges that except as expressly set forth in this Lease, neither Landlord nor any other person has made any representation or warranty with respect to the Leased Premises or any other portion of the Building, the Common Areas, or the Improvements and that no representation has been made or relied on with respect to the suitability of the Leased Premises or any other portion of the Building, the Common Areas, or Improvements for the conduct of Tenant’s business. The Leased Premises, Building, and Improvements (and each and every part thereof) shall be deemed to be in satisfactory condition unless, within sixty (60) days after the Rent Commencement Date, Tenant shall give Landlord written notice specifying, in reasonable detail, the respects in which the Leased Premises, Building, or Improvements are not in satisfactory condition.
6.5    Taxes. Tenant shall pay all taxes, assessments, charges, and fees which during the term hereof may be imposed, assessed, or levied by any governmental or public authority against or upon Tenant’s use of the Leased Premises or any personal property or fixture kept or installed therein by Tenant and on the value of leasehold improvements to the extent that the same exceeds Building allowances.
VII.    UTILITIES AND SERVICE
7.1    Obligations of Landlord. During the Term, Landlord agrees to cause to be furnished to the Leased Premises the following utilities and services, the cost and expense of which shall be included in Common Area Expenses except to the extent any such utilities are separately metered or sub-metered and billed directly to Tenant as permitted hereunder:
(a)    Electricity in the amount of 4.5 watts per Usable Square Foot, water, gas and sewer service.
(b)    Telephone connection, but not including telephone stations and equipment and service (it being expressly understood and agreed that Tenant shall be responsible for the ordering and installation of telephone lines and equipment which pertain to the Leased Premises).
(c)    Heat and air-conditioning necessary to maintain the Leased Premises between 68 degrees Fahrenheit to 75 degrees Fahrenheit subject however to any limitations imposed by any government agency. The parties agree and understand that the above heat and air-conditioning will be provided Monday through Friday from 7:00 a.m. to 7:00 p.m. and Saturday from 9:00 a.m. to 3:00 p.m. (excluding New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) (“Normal Business Hours”). Fresh air levels shall be maintained in accordance with ASHRAE-62 -1989 standards (or current as of the date of this Lease) (ventilation for acceptable indoor air quality). The Landlord shall also provide adequate thermal environmental comfort and air velocity limits in accordance with ASHRAE-55 (or current as of the date of this Lease).
(d)    Janitorial service in accordance with Exhibit “H”.
(e)    A card-access security system (“Building Card-Access Security System”) with card readers at all exterior Building entries and exits, all elevators, and all fire stairway entries and exits. Tenant shall install an internal card-access security system (“Premises Card-Access Security System”) at Tenant’s sole cost and expense (but Tenant may use a portion of the Tenant Improvement Allowance for the same). Tenant and Landlord shall cooperate to ensure that the Building Card-Access Security System shall be fully-integrated with the Leased Premises Card-Access Security System so that only one card is required for entry through the Buildings and into the Leased Premises. Tenant shall be responsible for issuing and managing all security cards for the Premises Card Access Security System.
(f)    Snow removal service.
(g)    Landscaping and grounds keeping service.

(h)    Access to the Leased Premises, including elevator service, twenty-four hours a day.
7.2    Tenant’s Obligations. Tenant shall arrange for and shall pay the entire cost and expense of all telephone stations, equipment and use charges, electric light bulbs and all other materials and services not expressly required to be provided and paid for pursuant to the provisions of Section 7.1 above, provided, at Tenant’s request, Landlord will change the light bulbs within the Leased Premises, the cost of which will be paid by Landlord, except that, the cost of any specialty light bulbs will be paid directly by Tenant.
7.3    Additional Limitations.
(a)    Tenant will not, without the written consent of Landlord, which shall not be unreasonably withheld, use any apparatus or device in the Leased Premises (including but without limitation thereto, electronic data processing machines, servers or supplemental heating or cooling systems or other machines using current in excess of 110 volts) which will in any way or to any extent increase the amount of electricity or water usually furnished or supplied for use on the Leased Premises for the use designated in Section 6.1 above, nor connect with either electrical current (except through existing electrical outlets in the Leased Premises), water pipes, or any apparatus or device, for the purposes of using electric current or water. Without limiting the generality of the foregoing, any uses for utilities which are in excess of normal operating uses for offices, including, without limitation, those relating to supplemental heating or cooling requirements, may, at Landlord’s option, be sub-metered and billed separately to Tenant and shall not be included as part of Common Area Expenses.
(b)    If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Leased Premises, or for purposes other than those designated in Section 6.l above, Tenant shall first procure the written consent of Landlord for the use thereof, which consent Landlord may refuse at its sole discretion. Landlord may cause a water meter, gas meter or electric current meter to be installed in the Leased Premises, so as to measure the amount of water, gas and/or electric current consumed for any such use. Tenant shall pay for the cost of such meters and of installation maintenance and repair thereof. Tenant agrees to pay Landlord promptly upon demand for all such water and electric current consumed as shown by said meters at the rates charged for such service either by the city or county in which the Building is located or by the local public utility, as the case may be, furnishing the same together with any additional expense incurred in keeping account of the water and electric current so consumed.
(c)    If and where heat generating machines are used in the Leased Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install additional or supplementary air conditioning units for the Leased Premises. The entire cost of installing, operating, maintaining and repairing the same shall be paid by Tenant to Landlord upon demand.
(d)    In the event that Tenant requires the use of ventilation/air conditioning before or after Normal Business Hours, the costs and expenses incurred in connection with such ventilation/air conditioning usage by Tenant during such after-hours use shall be billed to Tenant at a rate of twenty dollars ($20.00) per floor per hour of use, and such costs shall be excluded from Common Area Expenses but payable in addition to Common Area Expenses payable by Tenant, if any.
(e)    In connection with Tenant’s rights hereunder, Tenant shall have the non-exclusive right, free of charge, to (i) use all existing electronic, fiber, phone and data cabling and related equipment in the Building; (ii) use all risers, chaseways, pathways, and spaces within the Building (“Pathways”); and to (iii) install, maintain, repair, replace, or remove communications or computer wires and cables which service the Leased Premises (“Lines”), all as necessary to connect Tenant’s telecommunications, data and cable networks/services to the telecommunications, data and cable networks/services found within the Building or to Tenant’s telecommunications, data and cable networks/services providers, provided, Tenant’s use of any Lines or Pathway shall not materially and adversely impact, alter, affect, prohibit, or interfere with the operations and performance of the Building. If Tenant wishes to contract with or obtain service from any provider which does not currently serve the Building and such proposed additional provider requires the installation of additional equipment or infrastructure such provider must, prior to providing service, enter into a commercially reasonable written agreement with Landlord setting forth the terms and conditions of the access to be granted to such provider, which shall be acceptable to Landlord in its reasonable discretion. Landlord shall not be obligated for any additional costs or liabilities in connection with the installation or delivery of telecommunication services or facilities at the Property beyond what was originally provided under the Work Letter. All installations within the Lines and Pathways shall be subject to Landlord’s prior approval, not to be unreasonably withheld, conditioned, or delayed, and such installation shall be performed in accordance with Section 8.3. Tenant agrees that Landlord may accompany Tenant and its telecommunications and media service providers in connection with any work being performed on the common Lines and Pathways in order to monitor and inspect such work and to assure compliance with the Lease.
(f)    Generator. Landlord shall provide a generator for the building services and the life safety systems of the Building as required by the applicable building code (“Landlord’s Generator”). On or prior to December 15, 2019, Tenant may request that Landlord increase the capacity of such generator, and Landlord will increase such capacity, provided, such increase will be conditioned on Tenant agreeing that either (a) the incremental cost of any capacity increase shall be at Tenant’s costs (and may be deducted by Landlord from the Tenant Improvement Allowance), or (b) Basic Annual Rent being increased by an amount equal to twenty-five cent ($0.25) per Rentable Square Foot.
7.4    Limitation on Landlord’s Liability. Landlord shall not be liable for any failure to provide or furnish any of the foregoing utilities or services if such failure was reasonably beyond the control of Landlord and Tenant shall not be entitled to terminate this Lease or to effectuate any abatement or reduction of rent by reason of any such failure. In no event shall Landlord be liable for loss or injury to persons or property, however arising or occurring, in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord.
VIII.    MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS
8.1    Maintenance and Repairs by Landlord. Landlord shall maintain in good order, condition, and repair the Building, the Common Areas, and the Improvements except the Leased Premises and those other portions of the Building leased, rented, or otherwise occupied by persons not affiliated with Landlord. If Landlord is required to repair or replace any damage to the Building, the Common Areas, the Improvements, or the Leased Premises occasioned by the willful or negligent acts of Tenant or the Tenant Related Parties (as defined in Section 10.1 below), Landlord shall perform such repairs at Tenant’s sole cost and expense, and which amounts Landlord shall be reimbursed by Tenant within ten (10) days of Landlord’s delivery of written demand for the same.
8.2    Maintenance and Repairs by Tenant. Tenant, at Tenant’s sole cost and expense and without prior demand being made, shall maintain the Leased Premises in good order, condition and repair, normal wear and tear excepted, and will be responsible for the painting, carpeting, or other interior design work of the Leased Premises beyond the initial construction phase as specified in Section 2.3 and Exhibit “C” of the Lease, if Tenant desires such repainting and carpeting, and shall maintain all equipment and fixtures installed by Tenant. Tenant shall in a good and workmanlike manner repair or replace any damage to the Building, the Common Areas, the Improvements, or the Leased Premises occasioned by the willful or negligent acts of Tenant or the Tenant Related Parties.
8.3    Alterations. Except as set forth on Exhibit “C” attached hereto, Tenant shall not without first obtaining Landlord’s written approval: (a) make or cause to be made any alterations, additions, or improvements to the Leased Premises (collectively, “Alterations”) (b) install or cause to be installed any fixtures, signs, floor coverings, interior or exterior lighting, plumbing fixtures, shades or awnings; or (c) make any other Alterations to the Leased Premises without first obtaining Landlord’s written approval. Tenant may, without Landlord’s consent, make interior non-structural Alterations which do not affect the mechanical, electrical, plumbing or life safety systems of the Building so long as the cost of all such Alterations in a twelve (12) month period do not exceed $10,000. The foregoing notwithstanding, if the proposed Alterations are, in Landlord’s judgment, likely to affect the structure of the Building or the electrical, plumbing, life safety or HVAC systems or otherwise adversely impact the value of the Building, such consent may be withheld at the sole and absolute discretion of Landlord; except for the foregoing, Landlord’s approval shall not be unreasonably withheld. Tenant shall present to Landlord plans and specifications for all Alterations at the time approval is sought. In the event Landlord consents to the making of any Alterations to the Leased Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense. All such work shall be done only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld. All such work with respect to any Alterations shall be done lien free and in a good and workmanlike manner and diligently prosecuted to completion such that, except as absolutely necessary during the course of such work, the Leased Premises shall at all times be a complete operating unit. In performing such work, Tenant shall at all times comply with all provisions of this Lease, including, without limitation, Section 14.2 of this Lease. Any such Alterations shall be performed and done strictly in accordance with all laws and ordinances relating thereto and in compliance with all matters of record. In performing the work or any such Alterations Tenant shall have the same performed in such a manner as not to obstruct access to any portion of the Building. Any Alterations to or of the Leased Premises, including, but not limited to, wallcovering, paneling, and built-in cabinet work, but excepting movable furniture and equipment, shall become a part of the realty and shall be surrendered with the Leased Premises; provided, however, that Tenant shall be obligated in all cases to remove any Alterations or Tenant Improvements which constitute Specialty Alterations (defined below) that Landlord does not otherwise agree in writing may be surrendered with the Leased Premises. Any Specialty Alterations that Tenant is required to remove upon the expiration or earlier termination of this Lease shall be removed at Tenant’s sole expense, and Tenant shall, at Tenant’s expense, promptly repair any damage to the Leased Premises or the Building caused by such removal. As used herein, “Specialty Alterations” shall mean any Alteration that is not a general office improvement, including, but not limited to improvements which (i) perforate, penetrate or require reinforcement of a floor slab (including, without limitation, interior stairwells or high-density filing or racking systems), (ii) consist of the installation of a raised flooring system, (iii) consist of the installation of a vault or other similar device or system intended to secure the Leased Premises or a portion thereof in a manner that exceeds the level of security necessary for ordinary office space, (iv) involve material plumbing connections (such as, for example but not by way of limitation, kitchens, saunas, showers, and executive bathrooms outside of the Building core and/or special fire safety systems), (v) consist of the dedication of any material portion of the Leased Premises to non-office usage (such as a cafeteria, bicycle storage rooms or kitchens), (vi) can be seen from outside the Leased Premises, and (vii) require changes to a floor or ceiling, including an internal stairway or atrium area, and which include, without limitation, any floor openings in excess of 200 square feet (whether installed by Landlord (except for openings to comply with code) or Tenant) (the “Floor Openings”), provided, with respect to the restoration of the Floor Openings, Landlord and Tenant shall share equally in the costs of such restoration and Tenant’s obligations for restoration of Floor Openings will not exceed $100,000 (the “Tenant Restoration Reimbursement”). Tenant will not be required to pay the Tenant Restoration Reimbursement until the earlier to occur of (x) six (6) months after the termination of this Lease, or (y) the date on which Landlord executes a lease with another tenant for space that includes the Floor Openings; provided, however, if Landlord leases all or a portion of the Leased Premises that contains Floor Openings to another tenant, and such other tenant desires to keep such Floor Openings in place, Tenant shall not be required to pay for the Tenant Restoration Reimbursement which such tenant desires to keep in place. In connection with the foregoing, Landlord will be entitled to retain $100,000 of the Security Deposit until the Tenant Restoration Reimbursement has been paid in full. If Tenant fails to pay the Tenant Restoration Reimbursement, Landlord shall be entitled to apply such portion of the Security Deposit to the Tenant Restoration Reimbursement. Upon payment in full of the Tenant Restoration Reimbursement, any remaining amounts of the Security Deposit held by Landlord will be returned to Tenant.
8.4    Landlord’s Access to Leased Premises. Upon providing adequate notice to Tenant, except in the event of an emergency, in which event no notice shall be required, Landlord shall have the right to place, maintain, and repair all utility equipment of any kind in, upon, and under the Leased Premises as may be necessary for the servicing of the Leased Premises and other portions of the Building. Upon providing adequate notice to Tenant, except in the event of an emergency, in which event no notice shall be required, Landlord shall also have the right to enter the Leased Premises at all times to inspect or to exhibit the same to prospective purchasers, mortgagees, tenants, and lessees, and to make such repairs, additions, alterations, or improvements as Landlord may deem desirable. Landlord shall be allowed to take all material upon said Leased Premises that may be required for such repairs, alterations additions or improvements, without the same constituting an actual or constructive eviction of Tenant in whole or in part, the rents reserved herein shall in no wise abate while said work is in progress by reason of loss or interruption of Tenant’s business or otherwise, and Tenant shall have no claim for damages. During the six (6) month period prior to expiration of this Lease or of any renewal term, Landlord may place upon the Leased Premises “For Lease” or “For Sale” signs which Tenant shall permit to remain thereon.
IX.    ASSIGNMENT
9.1    Definitions. As used in this Lease:
(a)    “Pledge” means to pledge, encumber, mortgage, assign (whether as collateral or absolutely) or otherwise grant a lien or security interest in this Lease or any portion of the Leased Premises as security for, or to otherwise assure, performance of any obligation of Tenant or any other person.
(b)    “Sublease” means to lease or enter into any other form of agreement with any other person, whether written or oral, which allows that person or any other person to occupy or possess any part of the Leased Premises for any period of time or for any purpose.
(c)    “Transfer” means to sell, assign, transfer, exchange or otherwise dispose of or alienate any interest of Tenant in this Lease, whether voluntary or involuntary or by operation of law including, without limitation: (i) any such Transfer by death, incompetency, foreclosure sale, deed in lieu of foreclosure, levy or attachment; (ii) if Tenant is not a human being, any direct or indirect Transfer of fifty percent (50%) or more of any one of the voting, capital or profits interests in Tenant; and (iii) if Tenant is not a human being, any Transfer of this Lease from Tenant by merger, consolidation, transfer of assets, or liquidation or any similar transaction under any law pertaining to corporations, partnerships, limited liability companies or other forms of organizations.

9.2    Transfers, Subleases and Pledges Prohibited. Except with the prior written consent of Landlord in each instance, Tenant shall not Transfer or Pledge this Lease, or Sublease or Pledge all or any part of the Leased Premises. Consent of Landlord to any of the actions described in the previous sentence shall be deemed granted and delivered only if obtained strictly in accordance with and pursuant to the procedure set forth in Section 9.3 of this Lease and is memorialized in a writing signed by Landlord that refers on its face to Section 9.3 of this Lease. Any other purported Transfer, Sublease or Pledge shall be null and void, and shall constitute a default under this Lease which, at the option and election of Landlord exercisable in writing at its sole discretion, shall result in the immediate termination of this Lease; provided, if Landlord does not terminate this Lease, it may exercise any other remedies available to it under this Lease or at law or equity. Consent by Landlord to any Transfer, Sublease or Pledge shall not operate as a waiver of the necessity for consent to any subsequent Transfer, Sublease or Pledge, and the terms of Landlord’s written consent shall be binding upon any person holding by, under, or through Tenant. Landlord’s consent to a Transfer, Sublease or Pledge shall not relieve Tenant from any of its obligations under this Lease, all of which shall continue in full force and effect notwithstanding any assumption or agreement of the person to whom the Transfer, Sublease or Pledge pertains.
9.3    Consent of Landlord Required:
(a)    If Tenant proposes to make any Transfer, Sublease or Pledge it shall immediately notify Landlord in writing of the details of the proposed Transfer, Sublease or Pledge, and shall also immediately furnish to Landlord sufficient written information and documentation required by Landlord to allow Landlord to assess the business to be conducted in the Leased Premises by the person to whom the Transfer, Sublease or Pledge is proposed to be made, the financial condition of such person and the nature of the transaction in which the Transfer, Sublease or Pledge is to occur. If Landlord determines that the information furnished does not provide sufficient information, Landlord may demand that Tenant provide such additional information as Landlord may require in order to evaluate the proposed Transfer, Assignment or Pledge.
(b)    Landlord shall have the absolute right to reject any proposed Transfer, Sublease or Pledge under any of the following circumstances:
(i)    If, as a result of the Transfer, Sublease or Pledge, Landlord or the Leased Premises would be subject to compliance with any law, ordinance, regulation or similar governmental requirement to which Landlord or the Leased Premises were not previously subject, or as to which Landlord or the Leased Premises has a variance, exemption or similar right not to comply including, without limitation, that certain act commonly known as the “Americans with Disabilities Act of l990”, and any related rules or regulations, or similar state or local laws relating to persons with disabilities.
(ii)    A Transfer, Sublease or Pledge to any other person which at that time has an enforceable lease for any other space in the Building or any prospective tenant with whom Landlord has, in the prior three (3) months entered into a letter of intent to lease space in the Building.
(iii)    A sublease of less than all of the Leased Premises where the configuration or location of the subleased premises might reasonably be determined by Landlord to have any adverse effect on the ability of Landlord to lease remainder of the Leased Premises if Landlord were to terminate this Lease but agree to be bound by the Sublease.
(iv)    The person to whom the Transfer, Sublease or Pledge is to be made will not agree in writing to be bound by the terms and conditions of this Lease; provided that the Lease shall not be enforceable against a person to whom the Lease or Leased Premises is to be Pledged until after the foreclosure or other realization upon its lien or security interest.
(v)    The financial condition of the person to whom the Transfer, Sublease or Pledge is to be made is not satisfactory to Landlord.
(c)    Except as set forth in Section 9.3(b), Landlord’s consent shall not be unreasonably withheld, conditioned or delayed, provided that: (i) Tenant promptly provides to Landlord all information requested by Landlord pursuant to Section 9.3(a) and Landlord determines that such information is sufficient to allow Landlord to accurately evaluate the financial condition of the person to whom the Transfer, Sublease or Pledge is to be made; and (ii) Tenant and the person to whom the Transfer, Sublease or Pledge is to be made agree in writing to all of the rights of Landlord set forth in Section 9.4.
9.4    Landlord’s Right in Event of Assignment or Sublease.
(a)    Following any Transfer or any Sublease, Landlord may collect rent and other charges and amounts due under this Lease from the person to whom the Transfer was made or under the sublease from any person who entered into the Sublease, and Landlord shall apply all such amounts collected to the rent and other charges to be paid by Tenant under this Lease. If Landlord consents in writing to any Pledge of this Lease or any portion of the Leased Premises, and the person to whom the Pledge was made forecloses or otherwise realizes upon any interest in this Lease or in any portion of the Leased Premises, Landlord may collect rent and other charges and amounts due under this Lease from such person, and Landlord shall apply the amount collected to the rent and other charges and amounts to be paid by Tenant under this Lease. Such collection, however, shall not constitute consent or waiver of the necessity of written consent to such Transfer, Sublease or Pledge, nor shall such collection constitute the recognition of such person or any other person as the “Tenant” under this Lease. No Transfer, Sublease or Pledge, including a Permitted Transfer (defined below), shall constitute or result in a release of Tenant from the further performance of all of the covenants and obligations pursuant to this Lease, including the obligation to pay rent and other charges and other amounts due under this Lease, all of which Tenant shall continue to be liable for.

(b)    In the event that any rent or additional consideration payable after a Transfer exceed the rents and additional consideration payable under this Lease (excluding rent or additional consideration payable during the Rent Abatement Period), Landlord and Tenant shall share equally in the amount of any excess payments or consideration. In the event that the rent and additional consideration payable under a Sublease exceed the rents and other consideration payable under this Lease (prorated to the space being subleased pursuant to the Sublease), Landlord and Tenant shall share equally in the amount of any excess payments or consideration.
(c)    In the event that Tenant shall request that Landlord consent to a Transfer, Sublease or Pledge, Tenant and/or the person to whom the Transfer, Sublease or Pledge was made shall pay to Landlord reasonable legal fees and costs, not to exceed two thousand dollars ($2,000.00), incurred in connection with processing of documents necessary to effect the Transfer, Sublease or Pledge.
9.5    Permitted Transfer or Sublease. Notwithstanding anything in this Lease to the contrary, Tenant shall have the right, without the prior consent of Landlord, to assign this Lease or sublet the whole or any part of the Leased Premises (a “Permitted Transfer”) to a corporation or entity (a “Related Entity”) which: (i) is Tenant’s parent organization, or (ii) is a wholly-owned subsidiary of Tenant or Tenant’s parent organization, or (iii) is an organization of which Tenant or Tenant’s parent owns in excess of fifty percent (50%) of the outstanding capital stock or has in excess of fifty percent (50%) ownership or control interest, or (iv) is the result of a consolidation, merger or reorganization with Tenant and/or Tenant’s parent organization, or (v) is the transferee of substantially all of Tenant’s assets; provided, in the case of a Permitted Transfer, immediately after such Transfer, the successor Tenant must have a Tangible Net Worth (defined below) that is not less than $100,000,000. As used in this Lease, “Tangible Net Worth” means the sum of all of Tenant’s assets, less liabilities and intangible assets, as determined by the use of generally accepted accounting principles.
In connection with a Permitted Transfer, Tenant shall (i) give Landlord fifteen (15) days prior written notice of such Permitted Transfer, (ii) deliver to Landlord copies of (x) an assignment and assumption of this Lease (in the case of a Transfer of the Lease), which shall be in form and substances satisfactory to Landlord in its reasonable discretion, and (y) the Sublease, which shall be subject and subordinate to this Lease, and (iii) deliver such additional evidence as Landlord may reasonable request to evidence that such Transfer is a Permitted Transfer.
X.    INDEMNITY AND HAZARDOUS MATERIALS
10.1    Indemnity.
(a)    Tenant’s Indemnity. Subject to the provisions of Section 11.6 below and to the fullest extent permitted by law, Tenant shall protect, defend, indemnify and hold harmless Landlord and its affiliates against and from any and all claims, demands, actions, losses, damages, orders, judgments, and any and all costs and expenses (including, without limitation, attorneys’ fees and costs of litigation), resulting from or incurred by Landlord or any affiliate of Landlord on account of any of the following: (a) the use of the Leased Premises by Tenant or by its agents, contractors, employees, servants, invitees, licensees or concessionaires (the “Tenant Related Parties”), (b) the conduct of its business or profession, or any other activity permitted or suffered by Tenant or the Tenant Related Parties within the Leased Premises; or (c) any breach by Tenant of this Lease. Tenant shall defend all suits brought upon such claims and pay all costs and expenses incidental thereto. Notwithstanding the foregoing, Landlord shall have the right, at its option, to participate in the defense of any such suit without relieving Tenant of any obligation hereunder.
(b)    Landlord’s Indemnity. Subject to the provisions of Section 11.6 below and to the fullest extent permitted by law, Landlord shall protect, defend, indemnify and hold harmless Tenant and its affiliates against and from any and all claims, demands, actions, losses, damages, orders, judgments, and any and all costs and expenses (including, without limitation, attorneys’ fees and costs of litigation), resulting from or incurred by Tenant or any affiliate of Tenant on account of any breach by Landlord of this Lease. Landlord shall defend all suits brought upon such claims and pay all costs and expenses incidental thereto. Notwithstanding the foregoing, Tenant shall have the right, at its option, to participate in the defense of any such suit without relieving Landlord of any obligation hereunder.
10.2    Notice. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Leased Premises or in the Building of which the Leased Premises are a part or of defects therein or in any fixtures or equipment.
10.3    Environmental Indemnification.
(a)    Tenant’s Indemnity. In addition to and without limiting the scope of any other indemnities provided under this Lease, Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord) and hold harmless Landlord from and against any and all demands, losses, costs, expenses, damages, bodily injury, wrongful death, property damage, claims, cross-claims, charges, actions, lawsuits, liabilities, obligations, penalties, investigation costs, removal costs, response costs, remediation costs, natural resources damages, governmental administrative actions, and reasonable attorneys’ and consultants’ fees and expenses arising out of, directly or indirectly, in whole or in part, or relating to (i) the release of Hazardous Materials (as defined in Section 10.4 below) by Tenant or the Tenant Related Parties, (ii) the violation of any Hazardous Materials laws by Tenant or the Tenant Related Parties, or (iii) the use, storage, generation or disposal of Hazardous Materials in, on, about, or from the Property by Tenant or the Tenant Related Parties (the items listed in clauses (i) through and including (iii) being referred to herein individually as a “Tenant Release” and collectively as the “Tenant Releases”).
(b)    Landlord’s Indemnity. Landlord shall indemnify, defend (with counsel reasonably acceptable to Landlord) and hold harmless Tenant from and against any and all demands, losses, costs, expenses, damages, bodily injury, wrongful death, property damage, claims, third-party cross-claims, charges, action, lawsuits, liabilities, obligations, penalties, investigation costs, removal costs, response costs, remediation costs, natural resources damages, governmental administrative actions, and reasonable attorneys’ and consultants’ fees and out-of-pocket expenses arising out of, directly or indirectly, in whole or in part, or relating to (i) the release of Hazardous Materials by Landlord or the Landlord Related Parties, (ii) the violation of any Hazardous Materials laws by Landlord or Landlord’s employees, agents or contractors (the “Landlord Related Parties”), (iii) the use, storage, generation or disposal of Hazardous Materials in, on, about, or from the Leased Premises, the Property or the Common Areas by Landlord or the Landlord Related Parties; or (iv) Hazardous Materials existing on the Property as of the Commencement Date (the items listed in clauses (i) through and including (iv) being referred to herein individually as a “Landlord Release” and collectively as the “Landlord Releases”).
10.4    Definition of Hazardous Materials. The term “Hazardous Materials” shall mean any substance:
(a)    which is flammable, explosive, radioactive, toxic, corrosive, infectious, carcinogenic, mutagenic, or otherwise hazardous and which is or becomes regulated by any governmental authority, agency, department, commission, board or instrumentality of the United States, the state in which the Property is located or any political subdivision thereof;
(b)    which contains asbestos, organic compounds known as polychlorinated biphenyls; chemicals known to cause cancer or reproductive toxicity or petroleum, including crude oil or any fraction thereof; or which is or becomes defined as a pollutant, contaminant, hazardous waste, hazardous substance, hazardous material or toxic substance under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§ 6901-6992k; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601-9657; the Hazardous Materials Transportation Authorization Act of 1994, 49 U.S.C. §§ 5101-5127; the Clean Water Act, 33 U.S.C. §§ 1251-1387; the Clean Air Act, 42 U.S.C. §§ 7401-7671q; the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2692; the Safe Drinking Water Act, 42 U.S.C. §§ 300f to 300j-26; the Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C. §§ 11001-11050; and title 19, chapter 6 of the Utah Code, as any of the same have been or from time to time may be amended; and any similar federal, state and local laws, statutes, ordinances, codes, rules, regulations, orders or decrees relating to environmental conditions, industrial hygiene or Hazardous Materials on the Property, including all interpretations, policies, guidelines and/or directives of the various governmental authorities responsible for administering any of the foregoing, now in effect or hereafter adopted, published and/or promulgated (“Environmental Laws”);
(c)    the presence of which on the Property requires investigation or remediation under any federal, state, or local statute, regulation, ordinance, order, action, policy, or common law; or
(d)    the presence of which on the Property causes or threatens to cause a nuisance on the Property or to adjacent properties or poses or threatens to pose a hazard to the health and safety of persons on or about the Property.

10.5    Use of Hazardous Materials. Tenant shall not, and shall not permit any Tenant Related Parties to use, store, generate, release, or dispose of Hazardous Materials in, on, about, or from the Property except those typically used in an office building and otherwise in full compliance with Environmental Laws. Landlord shall not use, store, generate, release, or dispose of Hazardous Materials in, on, about, or from the Property except those typically used in an office building and otherwise in full compliance with Environmental Laws.
10.6    Release of Hazardous Materials. If Tenant discovers that any spill, leak, or release of any quantity of any Hazardous Materials has occurred on, in or under the Property, Tenant shall promptly notify Landlord. In the event such release is a Tenant Release, Tenant shall (or shall cause others to) promptly and fully investigate, cleanup, remediate and remove all such Hazardous Materials as may remain and so much of any portion of the environment as shall have become contaminated, all in accordance with applicable government requirements, and shall replace any removed portion of the environment (such as soil) with uncontaminated material of the same character as existed prior to contamination. In the event such release is caused by Landlord or the Landlord Related Parties, Landlord shall (or shall cause others to) promptly and fully investigate, cleanup, remediate and remove all such Hazardous Materials as may remain and so much of any portion of the environment as shall have become contaminated, all in accordance with applicable government requirements, and shall replace any removed portion of the environment (such as soil) with uncontaminated material of the same character as existed prior to contamination. Within twenty (20) days after any such spill, leak, or release, the party responsible for the remediation of such release shall give the other party a detailed written description of the event and of such responsible party’s investigation and remediation efforts to date. Within twenty (20) days after receipt, such responsible party shall provide the other party with a copy of any report or analytical results relating to any such spill, leak, or release. In the event of a release of Hazardous Material in, on, or under the Property by the Tenant Related Parties, Tenant shall not be entitled to an abatement of Rent during any period of abatement.
10.7    Release of Landlord. Landlord shall not be responsible or liable at any time for any loss or damage to Tenant’s personal property or to Tenant’s business, including any loss or damage to either the person or property of Tenant or Tenant Related Parties that may be occasioned by or through the acts or omissions of persons occupying adjacent, connecting, or adjoining space. Tenant shall store its property in and shall use and enjoy the Leased Premises and all other portions of the Building and Improvements at its own risk, and hereby releases Landlord, to the fullest extent permitted by law, from all claims of every kind resulting in loss of life, personal or bodily injury, or property damage.
XI.    INSURANCE
11.1    Insurance on Tenant’s Personal Property and Fixtures. At all times during Term, Tenant shall keep in force at its sole cost and expense with insurance companies acceptable to Landlord, hazard insurance on an “all-risk type” or equivalent policy form, and shall include fire, theft, extended coverages, vandalism, and malicious mischief. Coverage shall be equal to 100% of the Replacement Cost value of Tenant’s contents, fixtures, furnishings, equipment, and all improvements or additions made by Tenant to the Leased Premises. The deductible under such insurance coverage shall not exceed $5,000.00. Such policy shall name Landlord as Additional Insured and shall provide that coverage for the Additional Insured is primary and not contributory with other insurance. The policy shall provide that such policy not be cancelled or materially changed without first giving Landlord thirty (30) days written notice.
11.2    Property Coverage. At all times during the Term, Landlord shall obtain and maintain in force an “all-risk type” or equivalent policy form, and shall include fire, theft, extended coverages, vandalism, and malicious mischief on the Building during the Term and any extension thereof. Landlord may obtain, at Landlord’s discretion, coverage for flood and earthquake if commercially available at reasonable rates. Such insurance shall also include coverage against loss of rental income.
11.3    Automobile. At all times during the Term, Tenant shall maintain Commercial Automobile Liability insurance with limits of not less than One Million Dollars ($1,000,000) for any one accident and shall include owned, hired and non-owned automobiles.
11.4    Liability Insurance. During the Term and at its sole cost and expense, Tenant shall keep in full force and effect with insurance companies acceptable to Landlord a policy of Commercial General Liability Insurance with limits of not less than $2,000,000 each Occurrence and $5,000,000 General Aggregate. The policy shall apply to the Leased Premises and all operations of Tenant’s business. Such policy shall name Landlord as Additional Insured and shall provide that coverage for the Additional Insured is primary and not contributory with other insurance. The policy shall provide that such policy not be cancelled or materially changed without first giving Landlord thirty (30) days written notice. Tenant shall at all times during the Term provide Landlord with evidence of current insurance coverage. All public liability, property damage, and other liability policies shall be written as primary policies, not contributing with coverage which Landlord may carry. All such policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents, and employees by reason of the negligence of Tenant. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons or injury or damage to property contained in Article X.
11.5    Worker’s Compensation. Upon the commencement of physical activity on the Leased Premises by Tenant, worker’s compensation insurance having limits not less than those required by applicable state and federal statute, and covering all persons employed by Tenant, including volunteers, in the conduct of its operations on the Leased Premises, together with employer’s liability insurance coverage in the amount of at least One Million Dollars ($1,000,000) each accident for bodily injury by accident; One

Million Dollars ($1,000,000) each employee for bodily injury by disease; and One Million Dollars ($1,000,000) policy limit for bodily injury by disease.
11.6    Waiver of Subrogation. Landlord and Tenant hereby waive all rights to recover against each other, against any other tenant or occupant of the Building, and against each other’s officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, to the extent that such loss or damage is actually covered.
11.7    Lender. Any mortgage lender interest in any part of the Building or Improvements may, at Landlord’s option, be afforded coverage under any policy required to be secured by Tenant hereunder, by use of a mortgagee’s endorsement to the policy concerned.
XII.    DESTRUCTION
If the Leased Premises are partially damaged by any casualty which is insured against under any insurance policy maintained by Landlord, Landlord shall, to the extent of and upon receipt of, the insurance proceeds, repair the portion of the improvements constructed by Landlord pursuant to the Work Letter, if any, damaged by such casualty. Until such repair is complete, the Basic Annual Rent and Additional Rent shall be abated proportionately as to that portion of the Leased Premises rendered untenantable. Notwithstanding the foregoing, Landlord may either elect to repair the damage or may cancel this Lease by notice of cancellation within ninety (90) days after such event and thereupon this Lease shall expire, and Tenant shall vacate and surrender the Leased Premises to Landlord if any of the following occur: (a) the Leased Premises by reason of such occurrence are rendered wholly untenantable, (b) the Leased Premises should be damaged as a result of a risk which is not covered by insurance, (c) the Leased Premises should be damaged in whole or in part during the last six (6) months of the Term or of any renewal hereof, (d) the Leased Premises or the Building (whether the Leased Premises are damaged or not) should be damaged to the extent of fifty percent (50%) or more of the then-monetary value thereof, or (e) the proceeds of such insurance are not sufficient to repair the Leased Premises to the extent required above (including any deficiency as a result of a mortgage lender’s election to apply such proceeds to the payment of the mortgage loan). Tenant’s liability for rent upon the termination of this Lease shall cease as of the day following Landlord’s giving notice of cancellation. In the event Landlord elects to repair any damage, any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the Leased Premises have been repaired as required herein. If the damage is caused by the negligence of Tenant or its employees, agents, invitees, or concessionaires, there shall be no abatement of rent. Unless this Lease is terminated by Landlord, Tenant shall repair and refixture the interior of the Leased Premises in a manner and in at least a condition equal to that existing prior to the destruction or casualty and the proceeds of all insurance carried by Tenant on its property and fixtures shall be held in trust by Tenant for the purpose of said repair and replacement.

XIII.    CONDEMNATION
13.1    Total Condemnation. If the whole of the Leased Premises shall be acquired or taken by Condemnation Proceeding, then this Lease shall cease and terminate as of the date of title vesting in such Condemnation Proceeding.
13.2    Partial Condemnation. If any part of the Leased Premises shall be taken as aforesaid, and such partial taking shall render the remaining portion unsuitable for Tenant’s business, then this Lease shall cease and terminate as aforesaid. If the Leased Premises remains suitable for Tenant’s business following such partial taking, then this Lease shall continue in effect except that the Basic Annual Rent and Additional Rent shall be reduced in the same proportion that the portion of the Leased Premises (including basement, if any) taken bears to the total area initially demised. Landlord shall, upon receipt of the award, make all necessary repairs or alterations to the Building in which the Leased Premises are located and otherwise constituting improvements constructed by Landlord pursuant to the Work Letter, if any, provided that Landlord shall not be required to expend for such work an amount in excess of the amount received by Landlord as damages for the part of the Leased Premises so taken. “Amount received by Landlord” shall mean that part of the award from the Condemnation Proceeding, less any costs or expenses incurred by Landlord in the collection of the award, which is free and clear to Landlord of any collection by mortgage lenders for the value of the diminished fee.
13.3    Landlord’s Option to Terminate. If more than twenty percent (20%) of the Building shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease. If this Lease is terminated as provided in this Section, rent shall be paid up to the day that possession is so taken by public authority and Landlord shall make an equitable refund of any rent paid by Tenant in advance.
13.4    Award. Tenant shall not be entitled to and expressly waives all claims to any condemnation award for any taking, whether whole or partial and whether for diminution in value of the leasehold or to the fee. Tenant shall have the right to claim from the condemning party, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damages to Tenant’s business and fixtures to the extent that the same shall not reduce Landlord’s award.
13.5    Definition of Condemnation Proceeding. As used in this Lease the term “Condemnation Proceeding” means any action or proceeding in which any interest in the Leased Premises is taken for any public or quasi-public purpose by any lawful authority through exercise of eminent domain or right of condemnation or by purchase or otherwise in lieu thereof.
XIV.    LANDLORD’S RIGHTS TO CURE
14.1    General Right. In the event of Landlord’s breach, default, or noncompliance hereunder, Tenant shall, before exercising any right or remedy available to it, give Landlord written notice of the claimed breach, default, or noncompliance. If prior to its giving such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of a lender which has furnished any of the financing referred to in Part XV hereof, concurrently with giving the aforesaid notice to Landlord, Tenant shall, by certified mail, return receipt requested, transmit a copy thereof to such lender. For the thirty (30) days following the giving of the notice(s) required by the foregoing portion of this Section (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within thirty (30) days), Landlord shall have the right to cure the breach, default, or noncompliance involved. If Landlord has failed to cure a default within said period, any such lender shall have an additional thirty (30) days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary if within such thirty (30) day period said lender has commenced and is diligently pursuing the actions or remedies necessary to cure the breach default, or noncompliance involved (including, but not limited to, commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant so long as such actions or remedies are being diligently pursued by said lender.
14.2    Mechanic’s Liens. Should any mechanic’s or other lien be filed against the Leased Premises or any part thereof by reason of Tenant’s acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within ten (10) days after notice by Landlord. If Tenant fails to comply with its obligations in the immediately preceding sentence within such ten (10) day period, Landlord may perform such obligations at Tenant’s expense, in which case all of Landlord’s costs and expenses in discharging shall be immediately due and payable by Tenant and shall bear interest at the rate set forth in Section 16.3 hereof. Tenant shall cause any person or entity directly or indirectly supplying work or materials to Tenant to acknowledge and agree, and Landlord hereby notifies any such contractor, that: (a) no agency relationship, whether express or implied, exists between Landlord and any contractor retained by Tenant; (b) all construction contracted for by Tenant is being done for the exclusive benefit of Tenant; and (c) Landlord neither has required nor obligated Tenant to make the improvements done by the contractor.
XV.    FINANCING; SUBORDINATION
15.1    Subordination. This Lease is and shall continue to be subordinate to any mortgage, deed of trust, or other security interest now existing or hereafter placed on the Landlord’s interest in the Property by a mortgage lender (as amended, restated, supplemented, or otherwise modified from time to time, including any refinancing thereof, a “Mortgage”); provided, however, such subordination is subject to an conditioned upon Landlord delivering an SNDA to Tenant. Within ten (10) days of a request from Landlord Tenant shall execute, a Subordination, Non Disturbance, and Attornment Agreement in the form attached hereto as Exhibit “F” (an “SNDA”), from time to time, in favor of such holder of the Mortgage. If elected by the holder of a Mortgage, this Lease shall be superior to such Mortgage, in which case Tenant shall execute and deliver an instrument confirming the same. Tenant’s obligation to subordinate this Lease to the lien of any future loan or ground lease will be conditioned on receipt of an SNDA. Tenant shall not subordinate its interests hereunder or in the Leased Premises to any lien or encumbrance other than the Mortgages described in and specified pursuant to this Section 15.1 without the prior written consent of Landlord and of the lender interested under each Mortgage then affecting the Leased Premises. Any such unauthorized subordination by Tenant shall be void and of no force or effect whatsoever.
15.2    Amendment. Tenant recognizes that Landlord’s ability from time to time to obtain construction, acquisition, standing, and/or permanent mortgage loan financing for the Building and/or the Leased Premises may in part be dependent upon the acceptability of the terms of this Lease to the lender concerned. Accordingly, Tenant agrees that from time to time it shall, if so requested by Landlord and if doing so will not substantially and adversely affect Tenant’s economic interests hereunder, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender which is considering making or which has made a loan secured by a Mortgage affecting the Leased Premises.
15.3    Attornment. Any sale, assignment, or transfer of Landlord’s interest under this Lease or in the Leased Premises including any such disposition resulting from Landlord’s default under a Mortgage, shall be subject to this Lease. Tenant shall attorn to Landlord’s successor and assigns , including a lender or its nominee, and shall recognize such successor or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract; provided, however, if a lender providing mortgage loan financing forecloses on the Property or accepts title to the Property in lieu of foreclosure, such lender or its nominee shall not: (a) be liable for any act or omission of Landlord with respect to events occurring prior to foreclosure or acceptance of title in lieu of foreclosure; (b) be subject to any offsets or defenses which Tenant might have against Landlord with respect to events occurring prior to foreclosure or acceptance of title in lieu of foreclosure, (c) be bound by prepayment of more than one month’s rent, or (d) be liable for the return of any security deposit paid to Landlord unless such security deposit shall have been actually received by such lender or its nominee.
15.4    Financial Information. Tenant shall provide upon request of Landlord from time to time, but not more than two (2) times in any twelve (12) month period, Tenant’s audited financial statements for Tenant’s most recently completed fiscal year and a year to date balance sheet and income statement, to verify the financial condition of Tenant, its assignees or subtenants from time to time during the term of the Lease. Tenant hereby represents and warrants that such information, taken as a whole, will not contain any untrue statement of material fact, nor will any audited financial statements provided by Tenant omit any material fact necessary to make the statements contained therein not misleading. If required by Landlord’s lender or a potential purchaser, Tenant shall cause such financial statements to be certified by Tenant’s chief financial officer, solely in his or her capacity as chief financial officer, that such financial statements do not contain any untrue statement of material fact, nor do any audited financial statements provided by Tenant omit any material fact necessary to make the statements contained therein not misleading. Landlord agrees to keep such financial statements confidential and shall not disclose same to any other person not a party hereto without the prior written consent of Tenant provided that Landlord may disclose the terms thereof (i) to Landlord’s accountants, attorneys, employees, and others in privity with Landlord, (ii) Landlord’s lenders, brokers and prospective purchasers, (iii) if such financial statements have been made public by Tenant, and (iv) pursuant to government order or court order, in each case, without Tenant’s prior consent.
XVI.    EVENTS OF DEFAULT; REMEDIES
16.1    Default by Tenant. Upon the occurrence of any of the following events, Landlord shall have the remedies set forth in Section 16.2:
(a)    Tenant fails to pay any installment of Basic Annual Rent or Additional Rent or any other sum due hereunder within five (5) days after such Rent is due; provided, however, that the first (1st) such failure in any twelve (12) month period shall not constitute a default hereunder if Tenant makes such payment within five (5) days after written notice from Landlord of such failure, but Tenant shall not be entitled to more than one (1) such written notices during any twelve (12) month period.
(b)    Tenant fails to perform any other term, condition, or covenant to be performed by it pursuant to this Lease within thirty (30) days after written notice that such performance is due shall have been given to Tenant by Landlord or; provided, if cure of any nonmonetary default would reasonably require more than thirty (30) days to complete, if Tenant fails to commence performance within the thirty (30) day period or, after timely commencing, fails to diligently pursue such cure to completion but in no event to exceed sixty (60) days.
(c)    Tenant or any guarantor of this Lease shall become bankrupt or insolvent or file any debtor proceedings or have taken against such party in any court pursuant to state or federal statute, a petition in bankruptcy or insolvency, reorganization, or appointment of a receiver or trustee; or Tenant petitions for or enters into a voluntary arrangement under applicable bankruptcy law; or suffers this Lease to be taken under a writ of execution.
16.2    Remedies. In the event of any default by Tenant hereunder, Landlord may at any time, without waiving or limiting any other right or remedy available to it, terminate Tenant’s rights under this Lease by written notice, reenter and take possession of the Leased Premises by any lawful means (with or without terminating this Lease), or pursue any other remedy allowed by law. Tenant agrees to pay to Landlord the cost of recovering possession of the Leased Premises, all costs of reletting, and all other costs and damages arising out of Tenant’s default, including attorneys’ fees. Notwithstanding any reentry, the liability of Tenant for the rent reserved herein shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord upon demand for any deficiency arising from reletting the Leased Premises at a lesser rent than applies under this Lease.

16.3    Past Due Sums. If Tenant fails to pay, when the same is due and payable, any Basic Annual Rent, Additional Rent, or other sum required to be paid by it hereunder, such unpaid amounts shall bear interest from the due date thereof to the date of payment at a rate equal to ten percent (10%) per annum (the “Default Interest Rate”). In addition thereto, Tenant shall pay a sum of five percent (5%) of such unpaid amounts of Basic Annual Rent, Additional Rent, or other sum to be paid by it hereunder as a service fee. Notwithstanding the foregoing, however, Landlord’s right concerning such interest and service fee shall be limited by the maximum amount which may properly be charged by Landlord for such purposes under applicable law.
XVII.    PROVISIONS APPLICABLE AT TERMINATION OF LEASE
17.1    Surrender of Leased Premises. At the expiration of this Lease, except for changes made by Tenant that were approved by Landlord, Tenant shall surrender the Leased Premises in the same condition, less reasonable wear and tear, as they were in upon delivery of possession thereto under this Lease and shall deliver all keys to Landlord. Before surrendering the Leased Premises, Tenant shall remove all of its personal property and trade fixtures and such property or the removal thereof shall in no way damage the Leased Premises, and Tenant shall be responsible for all costs, expenses and damages incurred in the removal thereof. If Tenant fails to remove its personal property and fixtures upon the expiration of this Lease, the same shall be deemed abandoned and shall become the property of Landlord.
17.2    Holding Over. Any holding over after the expiration of the term hereof or of any renewal term with or without the prior written consent of Landlord shall be construed to be a tenancy at sufferance except that Basic Annual Rent shall be increased to an amount equal to 125% of the then Basic Annual Rent plus, and in addition to the Basic Annual Rent, all other sums of money as shall become due and payable by Tenant to Landlord under this Lease and on the terms herein specified so far as possible. Such tenancy at sufferance shall be subject to every other term, covenant, and agreement contained in this Lease. Nothing contained in this Section 17.2 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Leased Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 17.2 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Leased Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.
XVIII.    ATTORNEYS’ FEES
In the event that at any time during the Term either Landlord or Tenant institutes any action or proceeding against the other relating to the provisions of this Lease or any default hereunder, then the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of such action including reasonable attorneys’ fees, incurred therein by the successful party.
XIX.    ESTOPPEL CERTIFICATE
19.1    Estoppel Certificate. Tenant shall, within fifteen (15) days after Landlord’s request, execute and deliver to Landlord a written declaration, in form and substance similar to Exhibit “D”, plus such additional other information as Landlord may reasonably request. Landlord’s mortgage lenders and/or purchasers shall be entitled to rely upon such declaration.
19.2    Effect of Failure to Provide Estoppel Certificate. Tenant’s failure to furnish any estoppel certificate as required pursuant to Section 19.1 within fifteen (15) days after request therefor shall be deemed a default hereunder and moreover, it shall be conclusively presumed that: (a) this Lease is in full force and effect without modification in accordance with the terms set forth in the request; (b) that there are no unusual breaches or defaults on the part of Landlord; and (c) no more than one (1) month’s rent has been paid in advance.
XX.    COMMON AREAS
20.1    Definition of Common Areas. “Common Areas” means all areas, space, equipment, and special services provided for the joint or common use and benefit of the tenants or occupants of the Building, the Improvements, and Property or portions thereof, and their employees, agents, servants, patients, customers, and other invitees (collectively referred to herein as “Occupants”) including, without limitation, parking (including any Structured Parking (defined below), access roads, driveways, retaining walls, landscaped areas, serviceways, loading docks, pedestrian walks; courts, stairs, ramps, and sidewalks; common corridors, rooms and restrooms; air-conditioning, fan, janitorial, electrical, and telephone rooms or closets; and all other areas within the Building which are not specified for exclusive use or occupancy by Landlord or any tenant (whether or not they are leased or occupied). Common Areas shall not include any amenity areas constructed within the Leased Premises which are intended to serve only Tenant and its employees (e.g., any gym or similar facility constructed by Tenant is not included as Common Area).
20.2    License to Use Common Areas. The Common Areas shall be available for the common use of all Occupants and shall be used and occupied under a revocable license. If any such license shall be revoked, or if the amount of such areas shall be changed or diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent nor shall revocation or diminution of such areas be deemed constructive or actual eviction. All Common Areas shall be subject to the exclusive control and management of Landlord. Landlord shall have the right (a) to construct, maintain, and operate lighting and other facilities on all said areas and improvements; (b) to police the same; (c) to change the area, level, location, and arrangement of parking areas and other facilities; (d) to restrict parking by tenants, their officers, agents, and employees; (e) to close all or any portion of said areas or facilities to such extent as may be legally sufficient to prevent a dedication thereof or the accrual of any right to any person or the public therein; and (f) to close temporarily all or any portion of the parking areas or facilities to discourage non-Occupant parking. Landlord shall operate and maintain the Common Areas in such manner as Landlord in its discretion shall determine, shall have full right and authority to employ and discharge all personnel with respect thereto, and shall have the right, through reasonable rules, regulations, and/or restrictive covenants promulgated by it from time to time, to control the use and operation of the Common Areas in order that the same may occur in a proper and orderly fashion.
20.3    Parking. Landlord shall provide an allocation of 4.75 non-exclusive parking spaces for each 1,000 Useable Square Feet of the Leased Premises (the “Overall Stalls”) within the Project that shall be Generally Available to Tenant of which (a) fifteen (15) of such Overall Stalls shall be covered (but not enclosed) parking stalls which are marked as reserved for Tenant, and (b) ten (10) of such Overall Stalls, but not covered parking stalls, shall include electric car charging stations (five (5) of which will be Tesla charging stations and the other five shall be another brand). Landlord shall have the right to designate parking for visitors of the Building and Tenant agrees to not permit its employees to use such parking. Automobiles of Tenant and all Occupants (as defined above) associated with Tenant shall be parked only within parking areas shown on the Site Plan. Landlord or its agents shall, without any liability to Tenant or its Occupants, have the right to cause to be removed any automobile that may be wrongfully parked in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend, and hold Landlord harmless from and against any and all claims, losses, demands, damages and liabilities asserted or arising with respect to or in connection with any such removal of an automobile. Tenant shall from time to time, upon request of Landlord, supply Landlord with a list of license plate numbers of all automobiles owned by Tenant or its day-to-day Occupants. Tenant acknowledges that although stalls may be marked as reserved for Tenant’s use, Landlord has no obligation to monitor or restrict the use of such parking stalls. “Generally Available” means that parking stalls are available to Tenant on a regular basis seven (7) days a week, twenty-four (24) hours each day; provided that, because Tenant and other persons entitled to park in the parking area may have unanticipated or unusual numbers of employees, guests and invitees on any given day or at any given time, “Generally Available” shall not mean that a parking space is always immediately available to Tenant and shall mean that a parking space may be unavailable on an infrequent and irregular basis to Tenant due to unusual and non-recurring circumstances such as special events occurring in the evening or on weekend days, during temporary repairs, and during maintenance and replacement.
20.4    Structured Parking. Landlord or its affiliates may elect to build structured parking (“Structured Parking”) on the Property or within the Project, which determination shall be made by Landlord and its affiliates in their sole discretion. If Landlord or its affiliates elects to build Structured Parking, Landlord shall provide Tenant with not less than sixty (60) days advanced written notice of such election (the “Parking Notice”). The

Parking Notice shall identify: (a) the location of the proposed Structured Parking facility on the Property; (b) the proposed commencement date and construction period for the Structured Parking (the “Construction Period”); (c) the number of parking stalls located on the existing parking facilities that will be unavailable to the Tenant during the construction period (the “Displaced Parking Stalls”); and (d) alternative temporary parking stalls that Landlord will make available for Tenant’s use during the Construction Period (the “Temporary Parking Stalls”). The number of Temporary Parking Stalls provided by Landlord shall be equal to or greater than the Displaced Parking Stalls and, in the event the Temporary Parking Stalls are located more than 1,000 feet from the Building, Landlord shall provide a parking shuttle from the Building to the Temporary Parking Stalls during Tenant’s regular operating hours, provided, such Temporary Parking Stalls shall not be located more than one and one-half (1.5) miles from the Project. Upon completion of the Structured Parking, Landlord shall have no further obligation to provide the Temporary Parking Stalls, provided, to the extent such Structured Parking has permanently removed surface parking stalls on the Property, Tenant shall be entitled to use, at no additional charge, the same number of parking stalls within the Structured Parking that were removed from the Property. In no event shall Landlord’s election to construct the Structured Parking or the Landlord’s requirement that Tenant’s use the Temporary Parking Stalls during the Construction Period constitute a default by Landlord under this Lease.
XXI.    SIGNS, AWNINGS, AND CANOPIES
Landlord shall provide lobby directory signage and suite entry signage at no cost to Tenant. Tenant shall have the right, subject to complying with the terms of this Lease, to install crown signage on each side of the Building, consisting of Tenant’s logo on two sides of the Building and Tenant’s name on the other two sides of the Building. Tenant shall not place or suffer to be placed or maintained on any portion of the Leased Premises, any sign, awning, marquee, decoration, lettering, attachment, or canopy, or advertising matter or other thing of any kind without first obtaining Landlord’s written approval. All signage shall comply with all applicable laws and matters of record and shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter, or other things, as may be approved, in good condition and repair at all times. Landlord may, at Tenant’s cost, and without liability to Tenant, enter the Leased Premises and remove any item erected in violation of this Section. Landlord may establish rules and regulations governing the size, type, and design of all signs, decorations, etc., and Tenant agrees to abide thereby. Landlord will not grant additional crown signage to any other tenants of the Building, however, Landlord may permit such other tenants to installs eyebrow signage on the Building provided, however, that such signage (a) must be limited to backlighting only, (b) may not exceed seventy percent (70%) of the height of Tenant’s crown signage, and (c) must be located at or below the third (3rd) floor of the Building.
XXII.    MISCELLANEOUS PROVISIONS
22.1    No Partnership. Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.
22.2    Force Majeure. Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord’s control, including, without limitation, labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, inability to obtain any material or service, or acts of God, or the acts or omissions of Tenant or the Tenant Related Parties (a “Force Majeure Event”).
22.3    No Waiver. Failure of Landlord to insist upon the strict performance of any provision or to exercise any option hereunder shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by Landlord.
22.4    Notices. All notices, requests, and demands to be made under this Lease to Landlord or Tenant shall be in writing (at the addresses set forth in the Lease Summary) and shall be given by any of the following means: (a) personal service; (b) electronic communication, whether by e-mail or facsimile (provided that a hard-copy of such notice is given in any other manner permitted hereunder within three (3) days after the date of such electronic transmission); (c) certified first class mail, return receipt requested; or (d) a nationally recognized overnight service. Such addresses may be changed by notice to Landlord and/or Tenant, as applicable, given in the same manner as provided above. Any notice, demand, or request sent pursuant to either clause (a) or clause (b) hereof shall be deemed received one (1) business day after personal service or one (1) business day after delivery by electronic means, if sent pursuant to clause (c) shall be deemed received three (3) business days following deposit in the mail, and if sent pursuant to clause (d) shall be deemed received one (1) business day following deposit with the overnight service.
22.5    Captions; Attachments; Defined Terms:
(a)    The captions to the Section of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease.
(b)    Exhibits referred to in this Lease, and any addendums and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though part thereof.
22.6    Recording. Tenant may not record this Lease or a memorandum thereof without the written consent of Landlord, which consent shall not be unreasonably withheld. Landlord, at its option and at any time, may file this Lease for record with the Recorder of the County in which the Building is located.

22.7    Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.
22.8    Broker’s Commissions. Tenant represents and warrants that, except for Tenant’s Broker, there are no claims for brokerage commissions or finder’s fees in connection with this Lease and agrees to indemnify Landlord against and hold it harmless from all liabilities arising from such claims, including any attorneys’ fees connected therewith. Landlord agrees to pay Tenant’s Broker a commission pursuant to a separate agreement between Landlord and Tenant’s Broker.
22.9    Tenant Defined; Use of Pronouns. The word “Tenant” shall be deemed and taken to mean each and every person or party executing this document as a Tenant herein. If there is more than one person or organization set forth on the signature line as Tenant, their liability hereunder shall be joint and several. If there is more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.
22.10    Provisions Binding, Etc. Except as otherwise expressly set forth herein including, specifically and without limitation, Section 9, all provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, heirs, successors, and assigns. Each provision to be performed by Tenant shall be construed to be both a covenant and a condition, and if there shall be more than one Tenant, they shall all be bound, jointly and severally, by such provisions. In the event of any sale or assignment (except for purposes of security or collateral) by Landlord of the Building, the Leased Premises or this Lease, Landlord shall, from and after the Commencement Date (irrespective of when such sale or assignment occurs), be entirely relieved of all of its obligations hereunder. Nothing set forth herein shall require Landlord to obtain Tenant’s consent to any assignment, transfer or other encumbrance of any of Landlord’s interest in the Property, the Leased Premises, the Improvements or the Common Areas.
22.11    Entire Agreement, Etc. This Lease and the exhibits, riders, and/or addenda, if any, attached hereto, constitute the entire agreement between the parties. Any guaranty attached hereto is an integral part of this Lease and constitutes consideration given to Landlord to enter in this Lease. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Leased Premises and becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant. If any provision contained in the rider or addenda is inconsistent with a provision in the body of this Lease, the provision contained in said rider or addenda shall control. It is hereby agreed that this Lease contains no restrictive covenants or exclusives in favor of Tenant. The captions and Section numbers appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe, or describe the scope or intent of any Section or paragraph.
22.12    Governing Law. The interpretation of this Lease shall be governed by the laws of the State of Utah. Tenant hereby expressly and irrevocably agrees that Landlord may bring any action or claim to enforce the provisions of this Lease in the State of Utah, County of Utah, and Tenant irrevocably consents to personal jurisdiction in the State of Utah for the purposes of any such action or claim. Tenant further irrevocably consents to service of process in accordance with the provisions of the laws of the State of Utah. Nothing herein shall be deemed to preclude or prevent Landlord from bringing any action or claim to enforce the provisions of this Lease in any other appropriate place or forum.
22.13    Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the land, Building and Improvements, and subject to prior rights of any mortgagee, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of Landlord or any of its partners, shareholders, successors, or assigns shall be subject to levy, execution, or other procedures for the satisfaction of Tenant’s remedies.
22.14    Rules and Regulations. Tenant and the Tenant Related Parties shall faithfully observe and comply with all of the rules and regulations set forth on the attached Exhibit “G”, and Landlord may from time to time reasonably amend, modify or make additions to or deletions from such rules and regulations. Such amendments, modifications, additions and deletions shall be effective on notice to Tenant. Upon any breach of any of such rules and regulations, Landlord may exercise any or all of the remedies provided in this Lease on a default by Tenant under this Lease and may, in addition, exercise any remedies available at law or in equity including the right to enjoin any breach of such rules and regulations. Landlord shall not be responsible to Tenant for the failure of any other tenant or person to observe any such rules and regulations.
22.15    Tenant’s Representations and Warranties. Tenant represents and warrants to Landlord as follows:
(a)    Tenant is duly organized and validly existing under the laws of the state of its formation and has full power and authority to enter into this Lease, without the consent, joinder or approval of any other person or entity, including, without limitation, any mortgagee(s). This Lease has been validly executed and delivered by Tenant and constitutes the legal, valid and binding obligations of Tenant, enforceable against Tenant in accordance with its terms.
(b)    Tenant is not a party to any agreement or litigation which could adversely affect the ability of Tenant to perform its obligations under this Lease or which would constitute a default on the part of Tenant under this Lease, or otherwise materially adversely affect Landlord’s rights or entitlements under this Lease.
22.16    No Construction Against Preparer.    This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant and their separate advisors believe that this Lease is the product of their joint efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in its preparation.
22.17    Number and Gender. The terms “Landlord” and “Tenant,” wherever used herein, shall be applicable to one or more persons or entities, as the case may be, and the singular shall include the plural and the neuter shall include the masculine and feminine and, if there be more than one person or entity with respect to either party, the obligations hereof of such party shall be joint and several.
22.18    Counterparts. This Lease may be executed and delivered in counterparts for the convenience of the parties, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.
22.19    Waiver of Trial by Jury. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other, upon any matters whatsoever arising out of or in any way connected with this Lease, Tenant’s use or occupancy of the Leased Premises, and/or any claim of injury or damage.
22.20    Merger. If both Landlord’s and Tenant’s estates in the Leased Premises have both become vested in the same owner, this Lease shall nevertheless not be terminated by application of a doctrine of merger unless agreed in writing by Landlord, Tenant and any holder of a Mortgage.
22.21    Confidentiality. Tenant agrees to keep the terms of this Lease confidential and shall cause its employees, contractors and agents to do so and Tenant and its agents shall not disclose same to any other person not a party hereto without the prior written consent of Landlord (including without limitation, posting the terms of this lease or any part thereof on the internet or in any mailing or providing a copy to third parties via electronic mail), provided that Tenant may disclose the terms hereof (i) to Tenant’s accountants, attorneys, employees, and others in privity with Tenant to the extent reasonably necessary for Tenant’s business purposes without such prior consent but subject to the confidentiality requirement hereof and (ii) pursuant to government order or court order without Landlord’s prior consent.
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the date first set forth above.

LANDLORD:	LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its Managers

THE BOYER COMPANY, L.C., a Utah limited liability company

	By:	/s/ Nathan R. Boyer
	Name:	Nathan R. Boyer
	Its:	Manager

TENANT:	WEAVE COMMUNICATIONS, INC., a Delaware corporation

	By:	/s/ Alan Taylor
	Name:	Alan Taylor
	Its:	CFO
[Signature Page to Lease Agreement]

EXHIBIT “A”
LEGAL DESCRIPTION OF PROPERTY
A parcel of land situated in the Northeast Quarter of Section 6, Township 5 South, Range 1 East, Salt Lake Base and Meridian, being more particularly described as follows:
Beginning at a point on the Northeasterly UDOT Right-of-Way of Interstate 15, said point being South 00°14’45” West 1,788.73 feet and West 576.26 feet from the Northeast Corner of Section 6, Township 5 South, Range 1 East, Salt Lake Base and Meridian, and measures:
thence North 50°58’16” West 183.32 feet along said Northeasterly Right-of-Way;
thence North 45°05’50” West 203.91 feet along said Northeasterly Right-of-Way;
thence North 44°36’10” East 163.06 feet;
thence South 45°23’50” East 156.31 feet;
thence Southeasterly 54.24 feet along the arc of a 211.50 foot radius curve to the left (center bears North 44°36’10” East and the chord bears South 52°44’41” East 54.10 feet with a central angle of 14°41’41”);
thence South 60°05’32” East 131.76 feet;
thence South 29°54’28” West 192.97 feet to the point of beginning.
A-1

EXHIBIT “B”
DEPICTION OF LEASED PREMISES
To be attached upon completion of Landlord Improvements
B-1

EXHIBIT “C”
WORK LETTER
THIS WORK LETTER (“Work Letter”) is attached to and made a part of that certain Lease Agreement (the “Lease”) made and entered into as of the 8th day of November, 2019 (“Effective Date”), by and between LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (“Landlord”) and WEAVE COMMUNICATIONS, INC., a Delaware corporation (“Tenant”), with respect to certain premises located in Lehi, Utah County, Utah, as more particularly described in the Lease.
Landlord and Tenant hereby agree as follows:
1.    Definitions. Unless otherwise indicated in this Work Letter, all capitalized terms used in this Work Letter shall have the same meaning, scope, and definition assigned to such terms in the Lease. In the event of any conflict between the capitalized terms used in this Work Letter and the provisions contained in the Lease, the provisions in the Lease shall govern and control.
2.    Improvements.
(a)    The term “Landlord Improvements” means all improvements to be constructed in connection with the core and shell of the Building and the Property other than the Tenant Improvements (defined below), and includes any and all design, preconstruction, construction, and other work provided for, in the Landlord Improvement Plans (defined below and will include a basketball court and outdoor covered or shaded eating area, seating area, six foot (6’) sound barrier between the basketball court and Interstate 15, openings for internal stairways (subject to the provisions of Section 8.3 of the Lease), and side lights over exit areas for the Building). The Landlord Improvements shall incorporate building materials and construction standards as described in the Landlord Improvement Plans and shall be performed substantially in accordance with the Landlord Improvement Plans and the Work Schedule.
(b)    The term “Tenant Improvements” means all improvements to be constructed by Landlord in accordance with the Tenant Improvement Plans (defined below). The Tenant Improvements shall incorporate building materials and construction standards as described in the Tenant Improvement Plans and shall be performed substantially in accordance with the Tenant Improvement Plans and the Work Schedule.
(c)    The term “Improvements” shall mean, collectively, the Landlord Improvements and the Tenant Improvements.
3.    Work Schedule. Attached to this Work Letter as Exhibit “A” is a condensed construction schedule (“Work Schedule”), setting forth, among other things, each of the various time tables, deadlines, and critical milestones (coupled with general work descriptions) to be achieved by Landlord and Tenant, as applicable, in connection with the design, preconstruction, construction, Substantial Completion (as defined below), and other specified phases of the Improvements. Landlord and Tenant will each keep a more comprehensive and detailed version of the Work Schedule (each, as applicable, a “Work Schedule Detail”), prepared by Landlord’s contractors and approved by Landlord and Tenant, respectively, which will show each and every time table, deadline, and critical milestone (coupled with general work descriptions) established in order to timely complete the Landlord Improvements and Tenant Improvements consistent with the dates and deadlines shown in the Work Schedule, and which will become the basis for Landlord and Tenant completing the Improvements. Landlord and Tenant will permit each other the right to inspect and copy their respective Work Schedule Detail at all times after reasonable prior advance notice. Landlord and Tenant, respectively, will perform their obligations hereunder in strict conformity with the Work Schedule, as the same may be modified from time-to-time as provided in this Work Letter.
4.    Improvement Plans.
(a)    By the date shown on the Work Schedule, Landlord shall cause to be prepared and delivered to Tenant a set of schematic improvement plans (the “Schematic Plans”) which shall include the following:
(i)    A detailed site plan, prepared by Landlord’s engineer or architect, showing the Leased Premises, the Buildings, and the anticipated layout of the Property, and any applicable on-site or off-site areas, improvements, and amenities that are intended for the use and benefit of Tenant, including, but not limited to, all site roadways and access points, parking areas, maintenance and storage facilities, landscaping, all Buildings and anticipated entrances and exits to the Leased Premises, Buildings and Property;
(ii)    A detailed floor and space plan, prepared by Landlord’s engineer or architect, showing the floor plans for all areas in the Buildings, including, but not limited to, the entrance and exit areas, the lobby, stairwells, the restrooms and other applicable areas; and
(iii)    Exterior elevations for the Buildings including floor to floor height measurements.
(b)    Following the delivery of the Schematic Plans, Landlord shall meet with Tenant to discuss any changes Tenant may reasonably request to the Schematic Plans. Landlord shall make reasonable changes required by Tenant to the Schematic Plans and resubmit such plans to Tenant. By the date shown on the Work Schedule, Tenant shall give its approval of the Schematic Plans.
(c)    At such time as Tenant approves the Schematic Plans, Landlord shall commence the preparation of the Landlord Improvement Plans (defined below).
(d)    By the date shown on the Work Schedule, Landlord will cause to be prepared and delivered to Tenant the plans related to the Landlord Improvements (“Landlord Improvement Plans”), which Landlord Improvement Plans will incorporate the Schematic Plans.
(e)    Tenant shall cause all drawings and specifications for the Tenant Improvements (the “Tenant Improvement Plans” and together with the Landlord Improvement Plans, the “Improvement Plans”) to be prepared by an architect selected by Tenant and approved by Landlord (the “Tenant Improvement Architect”). The Tenant Improvements will be constructed by a contractor selected by Tenant and approved by Landlord (the “Tenant

Improvement Contractor”). Landlord shall enter into a construction contract with the Tenant Improvement Contractor and, as an accommodation to Tenant, a contract with the Tenant Improvement Architect. Landlord shall, at no additional cost or expense to Tenant, be solely responsible for managing the Tenant Improvement Contractor, and ensuring that the Tenant Improvement Contractor performs its obligations set forth in this Work Letter and under the Tenant Improvement Contractor contract.
5.    Procedures for Review and Approval of Plans.
(a)    Within seven (7) days after receipt of a full and complete set of the Landlord Improvement Plans from Landlord, Tenant will either approve or disapprove the Landlord Improvement Plans; provided, Tenant’s approval shall not be unreasonably withheld, conditioned or delayed. If Tenant disapproves of any element of the Landlord Improvement Plans, then Tenant will notify Landlord in writing of any required changes thereto, and Landlord will, to the extent Landlord agrees with Tenant’s changes, incorporate Tenant’s proposed changes into the Landlord Improvement Plans and redeliver it, as revised, to Tenant. If (i) Landlord notifies Tenant that Landlord is unwilling to incorporate some or all of Tenant’s requested changes to the Landlord Improvement Plans, or (ii) Landlord incompletely or inaccurately incorporates the changes into the Landlord Improvement Plans, then Tenant and Landlord and their respective contractors, engineers, and/or architects shall meet and work in good faith to attempt to reach a resolution and agreement on the necessary changes to be incorporated into the Landlord Improvement Plans. Tenant and Landlord will attempt to agree on any and all final changes to be incorporated into the Landlord Improvement Plans within five (5) days of Tenant’s receipt of the revised Landlord Improvement Plans or notice from Landlord that Landlord cannot, after using commercially reasonable efforts, incorporate some or all of Tenant’s requested changes. Once Tenant and Landlord have approved the Landlord Improvement Plans, Tenant and Landlord will execute a Certificate of Approval in the form attached hereto as Exhibit “C”, and thereafter no changes may be made to the Landlord Improvement Plans, except as otherwise permitted as set forth herein. Once final Landlord Improvement Plans have been prepared and completed, Landlord will deliver to Tenant, at Tenant’s expense, two (2) full and complete sets of reproducible drawings, plans and specifications, documents, construction standards, and any other information and materials related to the Landlord Improvement Plans. Once complete, the Landlord Improvement Plans shall be attached to this Work Letter as Exhibit “B”.
(b)    Approval of Tenant Improvement Plans. Within seven (7) days after receipt of a full and complete set of the Tenant Improvement Plans from Tenant, Landlord will either approve or disapprove the Tenant Improvement Plans; provided, Landlord’s approval shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves of any element of the Tenant Improvement Plans, then Landlord will notify Tenant in writing of any required changes thereto, and Tenant will use commercially reasonable efforts to promptly incorporate Landlord’s proposed changes into the Tenant Improvement Plans and redeliver it, as revised, to Landlord. If (i) Tenant notifies Landlord that Tenant cannot, after using commercially reasonable efforts, incorporate some or all of Landlord’s requested changes to the Tenant Improvement Plans, or (ii) Tenant incompletely or inaccurately incorporates the changes into the Tenant Improvement Plans, then Landlord and Tenant and their respective contractors, engineers, and/or architects shall meet and work in good faith to attempt to reach a resolution and agreement on the necessary changes to be incorporated into the Tenant Improvement Plans. Landlord’s approval of the Tenant Improvement Plans shall not be deemed a warranty by Landlord that the Tenant Improvement Plans comply with applicable law or are correctly engineered. Landlord and Tenant will attempt to agree on any and all final changes to be incorporated into the Tenant Improvement Plans within five (5) days of Landlord’s receipt of the revised Tenant Improvement Plans or notice from Tenant that Tenant cannot, after using commercially reasonable efforts, incorporate some or all of Landlord’s requested changes. Once Landlord and Tenant have approved the Tenant Improvement Plans, Landlord and Tenant will execute a Certificate of Approval in the form attached hereto as Exhibit “C” and thereafter no changes may be made to the Landlord Improvement Plans, except as may be required by applicable law. Once final Tenant Improvement Plans have been prepared and completed, Tenant will deliver to Landlord, at Landlord’s expense, two (2) full and complete sets of reproducible drawings, plans and specifications, documents, construction standards, and any other information and materials related to the Tenant Improvement Plans.
(c)    Other Approvals. Unless otherwise specified herein or agreed to in writing by Landlord and Tenant, all other approvals of plans or other matters contemplated hereunder shall generally follow the same procedures set forth above.
6.    Governmental and Third-Party Approvals. Promptly after the Landlord Improvement Plans have been finalized and approved, Landlord will prepare, submit, and use all commercially reasonable efforts necessary in order for Landlord to obtain all applications, submittals, permits, authorizations, plans, and approvals applicable to the Landlord Improvement Plans (such governmental approvals, collectively, the “Approvals”). Promptly after the Tenant Improvement Plans have been finalized and approved, Tenant will prepare, submit, and use all commercially reasonable efforts necessary in order for Tenant to obtain all Approvals to the Tenant Improvement Plans.
7.    Construction of Improvements by Landlord.
(a)    Landlord shall enter into a construction contract with a general contractor selected by Landlord (the “General Contractor”) for the design, construction, installation, and completion of the Landlord Improvements in accordance with the Landlord Improvement Plans, the Approvals and any applicable Change Orders (as defined below). Landlord shall be responsible for obtaining all building permits and other governmental approvals required to construct the Improvements and for constructing the Improvements as described on and substantially in accordance with the Improvement Plans. Landlord will keep Tenant apprised with respect to the status of, and significant developments concerning, the pursuit of all Approvals, variances and similar items for and construction of the Improvements. Landlord will arrange for all labor, materials, equipment, machinery, utilities, transportation, and other facilities and services necessary for the proper execution and timely completion of the construction of all Improvements. Excluding the design of the Tenant Improvements (which shall remain the responsibility of Tenant), Landlord shall be responsible for the design and construction of the Improvements in accordance with the Landlord Improvement Plans and the Tenant Improvement Plans and the Work Schedule.

(b)    In connection with performing the Improvements, Landlord may (i) make changes to the Improvement Plans that are not material (i.e., customary “field” changes), (ii) substitute a product (excluding interior and exterior finishes) of equal quality in the event any product specified in the Improvement Plans is not available or is not available within a time frame required to maintain the construction schedule; (iii) make changes to the Improvement Plans as are required by any governmental authority; (iv) make changes that do not materially affect the overall quality or intended look of the Improvements; and (v) make non-material changes that are required to address a circumstance arising during construction which was not foreseen at the time of the finalization of the Improvement Plans (collectively, “Landlord Permitted Changes”). If Landlord desires to make any substitution and/or change which does not constitute a Landlord Permitted Change, Landlord shall comply with the provisions of paragraph 10 below.
(c)    Notwithstanding the provisions of the Work Schedule or this Work Letter to the contrary, in the event Landlord is unable to meet the timelines set forth in this Work Letter or the Work Schedule and such delay is a result of (i) the failure by Tenant to perform its obligations, or meet critical deadlines, under this Work Letter in accordance with the time frames set forth herein or on the Work Schedule, (ii) a request by Tenant for changes, modifications, or alterations to Improvement Plans after the Landlord Improvement Plans and Tenant Improvement Plans, as applicable, have been approved by Landlord, including, but not limited to, any Change Orders, (iii) any other delay in the installation by Landlord of the Improvements caused directly by Tenant or Tenant’s agents, servants, contractors, or employees, (iv) any Force Majeure Event (as defined in the Lease), or (v) any delay caused in obtaining necessary Approvals from governmental authorities despite Landlord’s commercially reasonable efforts to obtain such Approvals (collectively, the “Construction Delays”), the periods set forth in the Work Schedule shall, except as otherwise expressly set forth herein, be increased, at Landlord’s option, for each day of a Construction Delay.
8.    Construction of Improvements by Tenant.
(a)    Tenant shall be responsible to construct, furnish or install all improvements, equipment or fixtures, that are necessary for Tenant’s use and occupancy of the Premises and which are not included as part of the Improvement Plans (the “Additional Tenant Improvements”). Tenant shall be responsible for obtaining all building permits and other governmental approvals required to construct the Additional Tenant Improvements. Tenant will arrange for all labor, materials, equipment, machinery, utilities, transportation, and other facilities and services necessary for the proper execution and timely completion of the construction of all Additional Tenant Improvements.
(b)    Tenant shall be granted access to the Leased Premises at least four (4) weeks prior to the Rent Commencement Date (the “Early Occupancy Period”) for the purposes of installing the Additional Tenant Improvements. Tenant shall not conduct business operations in the Leased Premises during the Early Occupancy Period. Tenant shall not be required to pay Basic Annual Rent, utilities or Common Area Expenses during the Early Occupancy Period.

(c)    During the Early Occupancy Period, Tenant and Tenant’s contractors, vendors, representatives and employees will be entitled to access such floor for the purpose of installing the Additional Tenant Improvements. Landlord may be performing construction of some of the Improvements during the period in which Tenant has access to certain areas of the Leased Premises to install the Additional Tenant Improvements. Accordingly, there may at times be certain “overlap” periods pursuant to which both Landlord’s representatives, employees, vendors and contractors and Tenant’s representatives, employees, vendors and contractors may be present and performing work in a portion of the Leased Premises concurrently. During any such “overlap” period(s) when both parties and/or their respective employees, vendors, contractors or consultants are concurrently performing work in, or accessing, any portion of the Leased Premises, neither party shall unreasonably interfere with or delay the work of the other party and/or its contractors or consultants, and both parties shall mutually coordinate and cooperate with each other, and shall cause their respective employees, vendors, contractors, and consultants to work in harmony with and to mutually coordinate and cooperate with the other’s employees, vendors, contractors and consultants, respectively, to minimize any interference or delay by either party with respect to the other party’s work; provided, in the event of a conflict which cannot be resolved, the Tenant’s work will be rescheduled
(b)    Tenant agrees that Tenant, Tenant’s Representative, and employees, officers, authorized agents, contractors, engineers, workmen, inspectors, and any construction management individuals or teams hired by Tenant (collectively, the “Tenant’s Agents”) will work in harmony with Landlord and not interfere with Landlord and its agents, contractors, and employees during Landlord’s installation and performance of the Landlord Improvements. Tenant shall have the right to use all utilities and services without additional charge during the construction period and Landlord agrees that Landlord shall not restrict the hours of operation of these services for Tenant’s use. Landlord shall also provide Tenant and Tenant’s contractors with a sufficient number of construction parking spaces during the Early Occupancy Period. In connection with any entry onto the Leased Premises prior to the Rent Commencement Date, Tenant shall maintain (or cause its contractors to maintain) “Builder’s All Risk” insurance in amounts not less than $2,000,000 per incident and $5,000,000 in the aggregate covering the construction of the Tenant Improvements, with insurance companies acceptable to Landlord, and Tenant shall protect, defend, indemnify and hold harmless Landlord and its affiliates against and from any and all claims, demands, actions, losses, damages, orders, judgments, and any and all costs and expenses (including, without limitation, attorneys’ fees and costs of litigation), resulting from Tenant’s entry onto the Leased Premises prior to the Rent Commencement Date (except to the extent arising from the negligence or willful misconduct of Landlord).
(c)    Notwithstanding the provisions of this Section 8 to the contrary, in the event Tenant is unable to meet the timelines set forth in this Work Letter and the Work Schedule and such delay is a result of the failure by Landlord to perform its obligations, or meet critical deadlines, under this Work Letter in accordance with the time frames set forth on the Work Schedule (other than failures as a result of Construction Delays) (a “Landlord Construction Delay”), the periods set forth in the Work Schedule relating to Tenant’s performance obligations shall be increased, at Tenant’s option, one day for each day of a Landlord Construction Delay.

9.    Tenant Improvement Allowance.
(a)    Prior to commencing the construction of the Tenant Improvements, Landlord shall prepare and submit a construction budget for the Tenant Improvements to Tenant for Tenant’s review and approval, not to be unreasonably withheld, conditioned or delayed. Such budget, once approved by Tenant, shall be referred to herein as the “Tenant Improvement Budget.”
(b)    Landlord shall provide Tenant with a Tenant Improvement Allowance in the amount set forth in the Lease to pay for or reimburse Tenant for the costs and expenses directly and specifically related to the planning, design, construction, and completion of the Tenant Improvements and for all other authorized expenses provided for in this Work Letter and the Lease, including, without limitation, for any Change Orders requested by Tenant and approved by Landlord. From a taxation and accounting standpoint, all of the costs and expenses directly and specifically related to the Tenant Improvements up to the amount of the Tenant Improvement Allowance paid by Landlord shall be allocated solely to Landlord, and any such costs and expenses in excess of the Tenant Improvement Allowance and paid by Tenant shall be allocated solely to Tenant.
(c)    In the event the costs for construction the Tenant Improvement Budget are expected to exceed the Tenant Improvement Allowance, Tenant shall deposit with Landlord the amount equal to the amount by which such costs of construction are expected to exceed the Tenant Improvement Allowance (the “Tenant Deposit”). The Tenant Deposit, if applicable, shall be released by Landlord on a work in progress basis, and prior to the disbursement of any Tenant Improvement Allowance.
(d)    The Tenant Improvement Allowance and Tenant’ Deposit shall be paid by Landlord directly the Tenant Improvement Contractor subject to the following conditions: (i) no default under the Lease by Tenant shall have occurred and be continuing beyond any applicable notice and cure period, and (ii) Landlord shall not be obligated to pay Tenant for amounts in excess of the Tenant Improvement Allowance. All costs to perform the Tenant Improvements in excess of the Tenant Improvement Allowance shall be the sole responsibility of Tenant. In addition, all costs and expenses directly and specifically related to the Tenant Improvements, including, by way of example only, the Approvals, design fees, contractor fees, construction costs, costs of third-party inspections and testing, project management, temporary power costs, construction security specific to the Leased Premises, and any other costs that are directly attributable and specifically related to the Tenant Improvements, may be included within and applied against the Tenant Improvement Allowance.
(e)    Landlord shall be entitled to retain five percent (5%) of the Tenant Improvement Allowance and Tenant Deposit which shall be paid upon Substantial Completion of the Tenant Improvements.
(f)    In the event any Tenant Improvement Allowance is remaining after completion of the Tenant Improvements (including all punchlist items), Tenant may elect, at Tenant’s discretion, to apply any remaining amounts to Tenant’s moving costs, tenant’s cabling and data systems, Tenant’s signage, or applied to Basic Annual Rent under the Lease.

10.    Change Orders. Any change order (“Change Order”) to the Improvements and/or any portions of the Improvements applicable to the portions of the Building that are intended for the use and benefit of Tenant may be initiated by Landlord or Tenant. Such Change Orders will be subject to Landlord’s and Tenant’s prior written approval, which approval will not be unreasonably withheld, delayed, or conditioned so long as such Changer Order (i) is required by, or does not violate, applicable law, (ii) in the case of a proposed change to the Improvements requested by Tenant, does not increase the costs of the Improvements (unless the Tenant agrees to pay for (or have the Tenant Improvement Allowance reduced by the amount of) the increase in the costs of construction), or (iii) in the case of a proposed change to the Improvements requested by Tenant, does not result in significant delays to the Work Schedule. Any delay in the Work Schedule from the Improvements caused directly and specifically by a Change Order initiated or caused by Tenant will be a Construction Delay. If Landlord or Tenant fails to notify the other of its approval or disapproval of a written notice of a proposed Change Order within ten (10) business days after the receipt of the request to approve the Change Order (together with the support documentation and information specified in this Section 13), the proposed Change Order will be deemed conclusively to have been approved. Upon approval of a Change Order that results in a Construction Delay then, at the election of Landlord, the applicable time tables, deadlines, and critical milestones provided in the Work Schedule relating to the Improvements will be extended or advanced by the appropriate number of days and the Work Schedule shall be deemed modified in accordance therewith. Additionally, upon approval of a Change Order that requires adjustments, modifications, or revisions to the previously approved Landlord Improvement Plans or the Tenant Improvement Plans, then the Landlord Improvement Plans or the Tenant Improvement Plans, as applicable, shall be deemed modified and approved in accordance with the Change Order.
11.    Substantial Completion; Site Work Punch List. The Improvements will be deemed “Substantially Complete” or have reached “Substantial Completion” for purposes of this Work Letter and the Lease at such time as (i) the Improvements are complete, subject only to minor “punch list” items which, individually and in the aggregate, do not materially interfere with or prevent Tenant’s ability to operate the Leased Premises for the uses permitted under the Lease; (ii) with respect to the Landlords Improvements, Landlord’s architect and engineer will have certified in writing to Tenant that the Landlord Improvements have been substantially completed in accordance with the final Landlord Improvement Plans, the Approvals, any applicable Change Orders, and all other terms, conditions, and requirements of this Work Letter and the Lease; and (iii) with respect to the Tenant Improvements, Tenant’s architect and engineer will have certified in writing to Landlord that the Tenant Improvements have been substantially completed in accordance with the final Tenant Improvement Plans, the Approvals, any applicable Change Orders, and all other terms, conditions, and requirements of this Work Letter and the Lease. Within fifteen (15) days following the Substantial Completion of the Improvements, as applicable, Landlord and Tenant will meet and confer and prepare a written punch list setting forth any incomplete and defective items of Improvements which require additional or corrective work by Landlord (“Site Work Punch List”). The Site Work Punch List shall not include, and Tenant shall be responsible for, any damage to the Improvements caused by Tenant’s Agents, including, without limitation, any damage to the Leased Premises or Building caused by performing the Additional Tenant Improvements or by moving into the

Leased Premises. Landlord will promptly and diligently perform or cause all items of work disclosed in the Site Work Punch List relating to the Improvements to be fully performed within thirty (30) days of the preparation of the Site Work Punch List, or such additional period as may be required provided Landlord is proceeding to perform such item with commercially reasonable diligence.
12.    Correction of Landlord Improvements. If Tenant discovers any latent defects in the Improvements within one (1) year after the Substantial Completion of the Tenant Improvements, except for any defects resulting from the Additional Tenant Improvements or any other Alterations performed by Tenant, Tenant shall notify Landlord in writing of such defects and Landlord shall repair such defects within such time as may reasonably be required to cure the same, but subject to Landlord exercising commercially reasonable due diligence in performing such repairs. The costs incurred by Landlord to repair any such defects shall not be charged as Operating Expenses.
13.    Landlord’s and Tenant’s Representatives. Tenant and Landlord will appoint one or more qualified and readily available representative (as applicable, the “Tenant’s Representative” and the “Landlord’s Representative”) with the power, authority, and discretion to make absolute and timely decisions on Tenant’s behalf and Landlord’s behalf regarding the approval and finalization of the Landlord Improvement Plans, the Tenant Improvement Plans, the Approvals, any applicable Change Orders, and all other terms, conditions, and requirements of this Work Letter (including without limitation the Work Schedule) and the Lease and to consult and resolve any disputes or disagreements under this Work Letter, and generally to coordinate with the other party and its contractors, engineers, architects, and other consultants who will be providing assistance with the Improvements. As of the Effective Date of this Work Letter, Alan Taylor (alan@getweave.com)has been designated as Tenant’s Representative; provided, however, the Tenant’s Representative may be changed from time-to-time at Tenant’s sole and absolute discretion and, in such an event, Tenant will provide to Landlord in writing the name and contact information of any replacement Tenant’s Representative. As of the Effective Date of this Work Letter, John Bankhead (john@gardnercompany.net) and Ryan Simmons (rsimmons@boyercompany.com) have been designated as Landlord’s Representative; provided, however, the Landlord’s Representative may be changed from time-to-time at Landlord’s sole and absolute discretion and, in such an event, Landlord will provide to Tenant in writing the name and contact information of any replacement Landlord’s Representative.
14.    Moving Expenses. Tenant will be responsible for all arrangements and costs related to moving its office equipment, supplies, furniture, fixtures or equipment and other apparatus into the Leased Premises. Tenant shall utilize Landlord-provided elevator blankets, furniture blankets, and appropriate flooring protection measures to limit any damage to the Building while moving into the Leased Premises. Tenant shall promptly repair any damage to the Building (including the Leased Premises) incident to Tenant moving into the Leased Premises.
15.    General Provisions.
(a)    This Work Letter will be binding upon and inure to the benefit of the executing parties and their respective successors, assigns, heirs, executors, and administrators.

(b)    Except as otherwise provided in this Work Letter, in any legal or equitable proceeding regarding any claim or dispute arising under this Work Letter, the prevailing party will be entitled to an award of reasonable attorneys’ fees and costs in the amount as may be fixed by the court in those proceedings, in addition to costs of suit and costs on any appeal.
(c)    Nothing contained in this Work Letter will be deemed or construed, either by Landlord or Tenant or by any third-party, to create the relationship of principal and agent or create any partnership, joint venture, or other association between Landlord and Tenant.
(d)    All notices, requests, and demands to be made under this Work Letter to Landlord or Tenant shall be in writing (at the addresses set forth below) and shall be given by any of the following means: (a) personal service; (b) electronic communication, whether by e-mail, telex, telegram, or facsimile (provided that a hard-copy of such notice is given in any other manner permitted hereunder within three (3) days after the date of such electronic transmission);
(c)    certified first-class mail, return receipt requested; or (d) a nationally recognized overnight service. Such addresses may be changed by notice to Landlord and/or Tenant, as applicable, given in the same manner as provided above. Any notice, demand, or request sent pursuant to either clause (a) or clause (b) hereof shall be deemed received one (1) business day after personal service or one (1) business day after delivery by electronic means, if sent pursuant to clause (c) shall be deemed received three (3) business days following deposit in the mail, and if sent pursuant to clause (d) shall be deemed received one (1) business day following deposit with the overnight service.
To Landlord:    Lehi Block Office 1, L.C.
101 South 200 East, Suite 200
Salt Lake City, Utah 84111
Attention: President
E-Mail: nboyer@boyercompany.com
With a Copy to:    Parr Brown Gee & Loveless
101 South 200 East, Suite 700
Salt Lake City, Utah 84111
Attention: Lamont Richardson, Esq.
E-Mail: lrichardson@parrbrown.com
To Tenant:    Weave Communications, Inc.
2000 West Ashton Boulevard, Suite 100
Lehi, Utah 84043
Attn: Alan Taylor
E-mail: alan@getweave.com
With a copy to:    Holland & Hart LLP
222 South Main, Suite 2200
Salt Lake City, UT 84101
Attention: Matt Wirthlin
E-mail: MWirthlin@hollandhart.com

Any enclosure to a notice, including the Tenant Improvement Plans or Change Orders, and any other documents, materials, or information relating to a document submittal, need only be sent to the parties so indicated for the materials above, with all other notice parties to receive cover letter only.
(e)    Each exhibit attached to and referred to in this Work Letter is incorporated into this Work Letter.
(f)    This Work Letter may be executed in counterparts and delivered by electronic transmission.
(g)    This Work Letter, the Lease, and the exhibits, attachments, and any other agreements referenced herein and therein, contain all of the terms and conditions relating to the Improvements to be performed on the Leased Premises, the Building and the Project, and neither Landlord nor Tenant may rely upon oral representations or statements which are not part of the Lease, this Work Letter, and the exhibits, attachments, and any other agreements referenced herein and therein.
(h)    The laws of the State of Utah will govern the interpretation, validity, and construction of the terms and conditions of this Work Letter. Under no circumstances, however, will this Section 15(h) be interpreted to apply Utah conflict of laws principles to require the laws of another state to determine the interpretation, validity or construction of this Work Letter.
(i)    This Work Letter may be amended or supplemented only by a written instrument executed by Landlord and Tenant.
(j)    Should any of the provisions of this Work Letter prove to be invalid or otherwise ineffective, the other provisions of this Work Letter will remain in full force and effect. There will be substituted for any invalid or ineffective provision a provision which, as far as legally possible, most nearly reflects the intention of Landlord and Tenant.
(k)    Landlord and Tenant represent and warrant to each other that they have the right, power, legal capacity, authority, and means to enter into and perform this Work Letter (as well as the documents referenced in this Work Letter) and that, to the best of their knowledge, the same will not contravene or result in the violation of any agreement, law, rule, or regulation to which Landlord or Tenant may be subject.
(l)    The captions to the articles, sections, subsections, or other portions of this Work Letter are for convenience only and will in no way affect the manner in which any provision thereof is construed. When a section is referred to in this Work Letter, the reference will be deemed to be to the correspondingly numbered or lettered section of this Work Letter, unless an article, section, or paragraph in another instrument is expressly referenced.
[Intentionally Blank – Signature Page to Follow]

IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute and deliver this Work Letter as of the Effective Date.

LANDLORD:	LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its Managers

THE BOYER COMPANY, L.C.,
a Utah limited liability company

	By:	/s/ Nathan R. Boyer
	Name:	Nathan R. Boyer
	Its:	Manager

TENANT:	WEAVE COMMUNICATIONS, INC., a Delaware corporation

	By:	/s/ Alan Taylor
	Name:	Alan Taylor
	Its:	CFO

EXHIBIT “A” TO WORK LETTER

WORK SCHEDULE
DEADLINES AND CRITICAL MILESTONES TO BE ACHIEVED BY LANDLORD
Except as otherwise expressly set forth in the Work Letter, the following objections which relate to Landlord’s Improvements are subject to extension for Construction Delays, as applicable:
•Landlord submittal of Schematic Plans to Tenant: November 15, 2019
•Tenant approval of Schematic Plans: November 22, 2019
•Landlord submittal of Landlord Improvement Plans to Tenant: March 15, 2020
•Tenant Approval of Landlord Improvement Plans: March 22, 2020
•Tenant submittal of Tenant Improvement Plans to Landlord: April 10, 2020
•Landlord Approval of Tenant Improvement Plans: April 17, 2020
•Commencement of site work construction by Landlord: February 15, 2020
•Substantial Completion by Landlord: January 4, 2021
A-1

EXHIBIT “B” TO WORK LETTER

DESCRIPTION OF LANDLORD IMPROVEMENT PLANS
Description of Landlord Improvement Plans to be attached at such time as the Landlord Improvement Plans are completed.
B-1

EXHIBIT “C” TO WORK LETTER

FORM OF CERTIFICATE OF APPROVAL
RE:    Work Letter, dated _____________, ___ (“Work Letter”), between BOYER BANGERTER OFFICE 2, L.C., a Utah limited liability company (“Landlord”), and WEAVE COMMUNICATIONS, INC., a Delaware corporation (“Tenant”).
To Whom It May Concern:
This Certificate of Approval (as this term is defined in the Work Letter) is being entered into by Landlord and Tenant in order to acknowledge that the [Landlord Improvement Plans] [Tenant Improvement Plans] have been reviewed and approved in accordance with the Work Letter and to certify that, following the effective date of this Certificate of Approval, no changes may be made to the [Landlord Improvement Plans] [Tenant Improvement Plans], except as otherwise permitted under the Work Letter.
IN WITNESS WHEREOF, Landlord and Tenant have executed this Certificate of Approval to be effective as of the day of _____________, ___.
C-1

EXHIBIT “D”
ACKNOWLEDGMENT OF COMMENCEMENT DATE
AND TENANT ESTOPPEL CERTIFICATE

TO:	DATE:

RE:

Gentlemen:
The undersigned, as Tenant, has been advised that the Lease has been or will be assigned to you as a result of your financing of the above-referenced property, and as an inducement therefor hereby confirms the following:
1.    That it has accepted possession and is in full occupancy of the Leased Premises, that the Lease is in full force and effect, that Tenant has received no notice of any default of any of its obligations under the Lease, and that the Rent Commencement Date is                                                                     .
2.    That the improvements and space required to be furnished according to the Lease have been completed and paid for in all respects, and that to the best of its knowledge, Landlord has fulfilled all of its duties under the terms, covenants and obligations of the Lease and is not currently in default thereunder.
3.    That the Lease has not been modified, altered, or amended, and represents the entire agreement of the parties, except as follows:

4.    That no default, and no event which with the giving of notice or passage of time or both would constitute a default has occurred and is continuing. That there are no offsets, counterclaims or credits against rentals, nor have rentals been prepaid or forgiven, except as provided by the terms of the Lease.
5.    That said rental payments commenced or will commence to accrue on _____________, and the Lease term expires ___________________________. The amount of the security deposit and all other deposits paid to Landlord is $__________________.
6.    That Tenant has no actual notice of a prior assignment, hypothecation or pledge of rents of the Lease, except: __________________________________________
D-1

_________________________________________________________________________________________________
7.    That this letter shall inure to your benefit and to the benefit of your successors and assigns, and shall be binding upon Tenant and Tenant’s heirs, personal representatives, successors and assigns. This letter shall not be deemed to alter or modify any of the terms, covenants or obligations of the Lease.
The above statements are made with the understanding that you will rely on them in connection with the purchase of the above-referenced property.

Very truly yours,

Date of Signature:	By:
D-2

EXHIBIT “E”
FIRST AMENDMENT TO LEASE AGREEMENT
This First Amendment to Lease Agreement (this “Amendment”) is made and entered into as of this [____] day of [______], 20[__], by and between [LANDLORD NAME], (the “Landlord”), and [TENANT NAME] (the “Tenant”).
RECITALS
WHEREAS, on [_______________], Landlord and Tenant entered into that certain Lease Agreement (the “Lease”) pursuant to which Landlord agreed to lease to Tenant, and Tenant agreed to lease from Tenant, the Leased Premises (as defined in the Lease). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Lease.
WHEREAS, in accordance with Section 2.4 of the Lease, Landlord and Tenant agreed to enter into this Amendment.
NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agrees as follows:
AGREEMENT
1.    Amendment to Section 1.1(a). Section 1.1(a) of the Lease is hereby deleted in its entirety and replaced with the following:
“(a)    That certain floor area containing [_______] Rentable Square Feet (the “Leased Premises”) on the [_____] floor[s] of an office building containing [__________] Rentable Square Feet (the “Building”), located at approximately [________________], on the real property more particularly described on Exhibit “A” attached hereto and by this reference incorporated herein (the “Property”). The Leased Premises is depicted on the floor plan shown on Exhibit “B” which is attached hereto and by this reference incorporated herein;”
2.    Amendment to Section 2.2. Section 2.2 of the Lease is hereby deleted in its entirety and replaced with the following:
2.2    Rent Commencement Date. The term of this Lease and Tenant’s obligation to pay rent hereunder shall commence on [_________________] (the “Rent Commencement Date”).
3.    Omnibus Amendment. Any and all other terms and provisions of the Lease are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraph. Except as expressly modified and amended hereby, all other terms and conditions of the Lease shall continue in full force and effect.

4.    Entire Agreement. This Amendment contains the entire understanding of Tenant and Landlord and supersedes all prior oral or written understandings relating to the subject matter set forth herein.
5.    Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
6.    Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.
7.    Authority. Each individual executing this Amendment does thereby represent and warrant to each other person so signing (and to each other entity for which such other person may be signing) that he or she has been duly authorized to deliver this Amendment in the capacity and for the entity set forth where she or he signs.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the date first set forth above.

TENANT:

[Insert Tenant’s signature block]

LANDLORD:

[Insert Landlord’s signature block]

EXHIBIT “F”
SUBORDINATION OF LEASE AND/OR NON-DISTURBANCE AND ATTORNMENT
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

[_________________________]
[_________________________]
[_________________________]
[_________________________]

(Space Above For Recorder’s Use)
SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
(Lease to Security Instrument)
NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.
THIS SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made [_____________] by and between [_________________________], owner(s) of the real property hereinafter described (the “Mortgagor”), [_________________________] (“Tenant”) and [_________________________] (collectively with its successors or assigns, “Lender”).
R E C I T A L S
A.    Pursuant to the terms and provisions of a lease dated [_________________________] (“Lease”), Mortgagor granted to Tenant a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).
B.    Mortgagor has executed, or proposes to execute, that certain [_____________] (“Security Instrument”) securing, among other things, that certain [_____________] in the principal sum of [_____________], in favor of Lender (“Loan”). The Security Instrument is to be recorded concurrently herewith.
C.    As a condition to Lender making the Loan secured by the Security Instrument, Lender requires that the Security Instrument be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Tenant under the Lease and that the Tenant specifically and unconditionally subordinate the Lease to the lien of the Security Instrument.

D.    Mortgagor and Tenant have agreed to the subordination, attornment and other agreements herein in favor of Lender.
NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Mortgagor and Tenant hereby agree for the benefit of Lender as follows:
1.    SUBORDINATION. Mortgagor and Tenant hereby agree that:
1.1    Prior Lien. The Security Instrument securing the Note in favor of Lender, and any modifications, renewals or extensions thereof (including, without limitation, any modifications, renewals or extensions with respect to any additional advances made subject to the Security Instrument), shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;
1.2    Subordination. Lender would not make the Loan without this agreement to subordinate; and
1.3    Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Security Instrument and shall supersede and cancel, but only insofar as would affect the priority between the Security Instrument and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.
AND FURTHER, Tenant individually declares, agrees and acknowledges for the benefit of Lender, that:
1.4    Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Security Instrument or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part; and
1.5    Waiver, Relinquishment and Subordination. Tenant intentionally and unconditionally waives, relinquishes and subordinates all of Tenant’s right, title and interest in and to the Property to the lien of the Security Instrument and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.
2.    ASSIGNMENT. Tenant acknowledges and consents to the assignment of the Lease by Mortgagor in favor of Lender.

3.    ESTOPPEL. Tenant acknowledges and represents that:
3.1    Entire Agreement. The Lease constitutes the entire agreement between Mortgagor and Tenant with respect to the Property and Tenant claims no rights with respect to the Property other than as set forth in the Lease;
3.2    No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows (if none, state “None”): ___________________________.
3.3    No Default. To the best of Tenant’s knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;
3.4    Lease Effective. The Lease has been duly executed and delivered by Tenant and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Tenant thereunder are valid and binding and there have been no [further] amendments, modifications or additions to the Lease, written or oral; and
3.5    No Broker Liens. Neither Tenant nor Mortgagor has incurred any fee or commission with any real estate broker which would give rise to any lien right under state or local law, except as follows (if none, state “None”): ___________________________.
4.    ADDITIONAL AGREEMENTS. Tenant covenants and agrees that, during all such times as Lender is the Beneficiary under the Security Instrument:
4.1    Modification, Termination and Cancellation. Tenant will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent and will not make any payment to Mortgagor in consideration of any modification, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent;
4.2    Notice of Default. Tenant will notify Lender in writing concurrently with any notice given to Mortgagor of any default by Mortgagor under the Lease, and Tenant agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Tenant will not declare a default of the Lease, as to Lender, if Lender cures such default within thirty (30) days from and after the expiration of the time period provided in the Lease for the cure thereof by Mortgagor; provided, however, that if such default cannot with diligence be cured by Lender within such thirty (30) day period, the commencement of action by Lender within such thirty (30) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;
4.3    No Advance Rents. Tenant will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease;
4.4    Assignment of Rents. Upon receipt by Tenant of written notice from Lender that Lender has elected to terminate the license granted to Mortgagor to collect rents, as provided in the Security Instrument, and directing the payment of rents by Tenant to Lender, Tenant shall comply with such direction to pay and shall not be required to determine whether Mortgagor is in default under the Loan and/or the Security Instrument.
4.5    Insurance and Condemnation Proceeds. In the event there is any conflict between the terms in the Security Instrument and the Lease regarding the use of insurance proceeds or condemnation proceeds with respect to the Property, the provisions of the Security Instrument shall control.
5.    ATTORNMENT. In the event of a foreclosure under the Security Instrument, Tenant agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Mortgagor’s title in and to the Property by Lender’s exercise of the remedy of sale by foreclosure under the Security Instrument) as follows:
5.1    Payment of Rent. Tenant shall pay to Lender all rental payments required to be made by Tenant pursuant to the terms of the Lease for the duration of the term of the Lease;
5.2    Continuation of Performance. Tenant shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Mortgagor’s interest in the Lease and giving written notice thereof to Tenant;
5.3    No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Tenant may have by reason of any act or omission of Mortgagor under the Lease, nor for the return of any sums which Tenant may have paid to Mortgagor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Mortgagor to Lender; and
5.4    Subsequent Transfer. If Lender, by succeeding to the interest of Mortgagor under the Lease, should become obligated to perform the covenants of Mortgagor thereunder, then, upon any further transfer of Mortgagor’s interest by Lender, all of such obligations shall terminate as to Lender.
5.5    Limitation on Lender’s Liability. Tenant agrees to look solely to Lender’s interest in the Property and the rent, income or proceeds derived therefrom for the recovery of any judgment against Lender, and in no event shall Lender or any of its affiliates, officers, directors, shareholders, partners, agents, representatives or employees ever be personally liable for any such obligation, liability or judgment.
5.6    No Representation, Warranties or Indemnities. Lender shall not be liable with respect to any representations, warranties or indemnities from Mortgagor, whether pursuant to the Lease or otherwise, including, but not limited to, any representation, warranty or indemnity related to the use of the Property, compliance with zoning, landlord’s title, landlord’s authority, habitability or fitness for purposes or commercial suitability, or hazardous wastes, hazardous substances, toxic materials or similar phraseology relating to the environmental condition of the Property or any portion thereof.

6.    NON-DISTURBANCE. In the event of a foreclosure under the Security Instrument, so long as there shall then exist no Default (as defined in the Lease) on the part of Tenant under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Tenant under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement; provided, however, that Tenant and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender nor its successors and assigns: any option to purchase with respect to the Property; any right of first refusal with respect to the Property, including without limitation, any right of first refusal associated with leasing the Property; any provision regarding the use of insurance proceeds or condemnation proceeds with respect to the Property which is inconsistent with the terms of the Security Instrument; any right of Tenant to expand the leased premises; and any provision relating to the construction or tenant allowance obligations of the landlord.
7.    MISCELLANEOUS.
7.1    Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Mortgagor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Mortgagor or others.
7.2    NOTICES. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) Business Days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Mortgagor:	[___________________] [___________________] [___________________] Attention: [___________________]
Tenant:	[___________________] [___________________] [___________________] Attention: [___________________]
Lender:	[___________________] [___________________] [___________________] Attention: [___________________]
With a copy to:	[___________________] [___________________] [___________________] Attention: [___________________]
Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.
7.3    Heirs, Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Agreement shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto.
7.4    Headings. All article, section or other headings appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement.
7.5    Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
7.6    Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.
IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.
“MORTGAGOR”
[SIGNATURE BLOCK FOR PROPERTY MORTGAGOR(S)]
“TENANT”
[SIGNATURE BLOCK FOR TENANT]
“LENDER”
[SIGNATURE BLOCK FOR LENDER]
[IF DOCUMENT TO BE RECORDED, ALL SIGNATURES MUST BE ACKNOWLEDGED - ADD APPROPRIATE NOTARY ACKNOWLEDGEMENT]

EXHIBIT A
DESCRIPTION OF PROPERTY [TO BE ATTACHED]

EXHIBIT “G”
RULES AND REGULATIONS
The rules and regulations set forth in this Exhibit are a part of the foregoing Lease. Whenever the term “Tenant” is used in these rules and regulations, such term shall be deemed to include Tenant and the Tenant Related Parties. The following rules and regulations may from time to time be modified by Landlord in the manner set forth in the Lease. These rules are in addition to those set forth in any restrictions of record and Tenant shall be subject to all such rules and regulations set forth in such restrictions of record. The terms capitalized in this Exhibit shall have the same meaning as set forth in the Lease.
1.    Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Leased Premises, on any part of the inside of the Leased Premises which is visible from outside of the Leased Premises or elsewhere on the Property, any sign, decoration, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord’s written approval. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. All approved signs or letterings on doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with the requirements of the governmental authorities having jurisdiction over the Property. At Tenant’s sole cost, Tenant shall maintain all permitted signs and shall, on the expiration of the Term or sooner termination of this Lease, remove all such permitted signs and repair any damage caused by such removal. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations, as well as the existing rules and regulations set forth in the Master Declaration.
2.    Tenant shall have the right to non-exclusive use in common with Landlord, other tenants and their occupants of the parking areas, driveways, sidewalks and access points of the Property, subject to reasonable rules and regulations prescribed from time to time by Landlord. Landlord shall have the right, but not the obligation, to designate parking areas for Tenant.
3.    Tenant shall not obstruct the sidewalks or use the sidewalks in any way other than as a means of pedestrian passage to and from the offices of Tenant. Tenant shall not obstruct the driveways, parking areas or access to and from the Property or individual tenant parking spaces. Any vehicle so obstructing and belonging to Tenant may be towed by Landlord, at Tenant’s sole cost and expense.
4.    Tenant shall not bring into, or store, test or use any materials in, the Building which could cause fire or an explosion, fumes, vapor or odor unless explicitly authorized by the terms of the Lease.
5.    Tenant shall not do, or permit anything to be done in or about the Leased Premises, or keep or bring anything into the Leased Premises, which will in any way increase the rate of insurance cost for the Property. Unless explicitly provided for in the Lease, Tenant shall not bring, use, store, generate, dispose or allow combustible, flammable or hazardous materials on the Property or the Leased Premises.

6.    Tenant shall immediately pay for any damage caused during moving of Tenant’s property in or out of the Leased Premises.
7.    No repair or maintenance of vehicles, either corporate or private, shall be performed on or about the Property.
8.    Tenant shall not leave vehicles parked overnight on the Property unless (a) explicitly authorized by the terms of the Lease, or (b) such vehicles are being used by persons working overnight in the Leased Premises.
9.    No outside storage of company or personal property, vehicles or boats in or about the Leased Premises is permitted. This includes, without limitation, transportation and storage items such as automobiles, trucks, trailers, boats, pallets, debris, trash or litter.
10.    No additional lock or locks shall be placed by Tenant on any door in the Building, without prior written consent of Landlord. Tenant shall not change any locks. All keys to doors shall be returned to Landlord at the termination of the tenancy, and in the event of loss of keys furnished, Tenant shall pay Landlord the cost of replacement.
11.    The Leased Premises shall not be used for lodging or sleeping purposes. No immoral or unlawful purpose is allowed on the Property or in or about the Leased Premises. Vending machines for the use of Tenant’s employees only are permitted. Electronic games and similar devices are prohibited.
12.    Landlord shall have the right to control and operate the common areas of the Property, as well as the facilities and areas furnished for the common use of the tenants in such manner as Landlord deems best for the benefit of the tenants and the Property generally, considered as a first class institutional facility.
13.    No animals or birds of any kind shall be brought into or kept in or about the Leased Premises. Notwithstanding any provision of the Lease or any Building rule to the contrary, only to the extent (if any) required under the Americans with Disabilities Act or other applicable federal or state law (“Accommodation Laws”), and further subject to such reasonable rules and regulations as may be promulgated by Landlord from time to time, Tenant shall be permitted to bring non-aggressive, fully-domesticated, fully-vaccinated, neutered, trained service animals into the Leased Premises (“Tenant’s Animals”). Tenant’s Animals shall be strictly controlled and supervised at all times by Tenant’s employees. Tenant’s Animals must be on leashes while in any area of the Building outside of the Leased Premises. Within three (3) business days following Tenant’s receipt of Landlord’s request, Tenant shall provide Landlord with reasonable satisfactory evidence showing that all current vaccinations have been received by the Tenant’s Animals. Tenant’s Animals shall not be brought to the Building or Leased Premises if they are ill or contract a disease that could potentially threaten the health or wellbeing of any tenant or occupant of the Building (which diseases may include, but shall not be limited to, rabies, leptospirosis and Lyme disease). Tenant shall not permit any objectionable dog related noises or odors to emanate from the Leased Premises, and in no event shall Tenant’s Animals be at the Building or Leased Premises overnight or for any extended period of time. Tenant’s Animals shall not bark excessively or otherwise create a nuisance at the Building. All bodily waste generated by Tenant’s Animals in or about the Building or Leased Premises shall be immediately removed and disposed of by Tenant in trash receptacles designated by Landlord, and any areas of the Building affected by such waste shall be cleaned and otherwise sanitized by Tenant to a condition consistent with Landlord’s commercially reasonable standards applicable thereto. Tenant’s Animals shall not be permitted to enter the Building or Leased Premises if Tenant’s Animals previously exhibited dangerously aggressive behavior. Tenant’s Animals shall not interfere with other tenants or those having business in the Building. Notwithstanding any provision to the contrary contained in this Amendment, but subject to any applicable Accommodation Laws, Landlord shall have the unilateral right at any time to rescind Tenant’s right to have Tenant’s Animals in the Leased Premises, if in Landlord’s good faith determination, there is a legitimate business reason not to continue to allow any of Tenant’s Animals into the Building or the Leased Premises, including, but not limited to, if Tenant’s Animals are, in Landlord’s reasonable judgment, found to fundamentally alter the Leased Premises or be a substantial nuisance to the Building or Leased Premises (for purposes hereof, Tenant’s Animals may found to be a “substantial nuisance” if any of Tenant’s Animals defecates in the Common Areas, damages or destroys property or exhibits threatening behavior). Tenant shall pay to Landlord, within ten (10) business days after demand, all costs incurred or reasonably anticipated to be incurred by Landlord in connection with Tenant’s Animals’ presence in the Building or Leased Premises, including, but not limited to, insurance, janitorial, waste disposal, landscaping, signage, repair, administrative, and legal costs and expenses. The indemnification provisions set forth elsewhere in this Lease shall apply to any claims relating to any of Tenant’s Animals. The right to bring Tenant’s Animals into the Leased Premises is personal to the originally named Tenant.
14.    Canvassing, soliciting, distribution of handbills or any other written materials or peddling on or about the Property are prohibited, and Tenant shall cooperate to prevent the same.
15.    Tenant shall not throw any substance, debris, litter or trash of any kind out of the windows or doors of the Building, and will use only designated areas for proper disposal of these materials.
16.    Waterclosets and urinals shall not be used for any purpose other than those for which they are constructed, and no sweepings, rubbish, ashes, newspaper, coffee grounds or any other substances of any kind shall be thrown into them.
17.    Waste and excessive or unusual use of water is prohibited without the prior written consent of Landlord.
18.    Tenant shall not penetrate the walls or roof of the Building and shall not attach any equipment or antenna to the roof or exterior of the Building without Landlord’s prior written consent. Tenant shall not step onto the roof of the Building for any reason. No television, radio or other audiovisual medium shall be played in such manner as to cause a nuisance to other tenants or persons using the common areas.
19.    Landlord shall not be responsible for lost, stolen or damaged personal property, equipment, money, merchandise or any article from the Leased Premises or the common areas regardless of whether or not the theft, loss or damage occurs when the Leased Premises are locked.
20.    Landlord reserves the right to expel from the Property anyone who in Landlord’s reasonable judgment is intoxicated or under the influence of alcohol, drugs or other substance, or who is in violation of the rules and regulations of the Property.
21.    Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name or street address of the Building or the Property.
22.    These rules and regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.
23.    Landlord may, from time to time, waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing them against any or all of the tenants of the Property.
24.    The use of the Leased Premises for business activities is to be conducted within the interior of Tenant’s space to the greatest extent possible. Extensive business activities outside Tenant’s space is not permitted without the prior written consent of Landlord.
25.    If a Tenant is in violation of these rules and regulations and has not corrected such violation within ten (10) days after written notice Landlord may, without forfeiting any other rights or recourses permitted under the Lease, correct the violation at Tenant’s expense to include levying a $100.00 administrative charge per violation for coordinating and managing the correction of the violation. Costs associated with Landlord’s reasonable actions to correct the violation including the administrative charge will be considered additional rent as defined in the Lease.
26.    The Building is a non-smoking premise. Smoking is prohibited inside the Building and on the Property except in the designated smoking area located more than 25’ away from all entries, air intakes and operable windows. Smoking outside designated areas is prohibited in any space used by the Building for business purposes, even if the space falls outside the property line.

EXHIBIT “H”
DESCRIPTION OF JANITORIAL SERVICE
Landlord will contract with a competent janitorial service to provide the following:
Five Days per Week:
Empty Trash and replace liners as needed.
Clean trash cans as needed.
Clean entry door glass.
Dust desks, telephones and other desk accessories, files, and counters.
Remove beverage rings and spills from desk tops.
Clean restrooms, which consists of the following tasks:
(i) Empty trash; (ii) Replace liners; (iii) Clean all horizontal surfaces with disinfectant strength germicidal cleansers (iv) Clean and sanitize sinks, toilet bowls in and out, both sides of toilet seats, urinals; (i) Clean and refill dispensers; (vi) Clean chrome and metal fittings; (vii) Clean mirrors and frames; (viii) Clean and polish brightwork; (ix) Spot clean splash areas; (x) Spot clean walls, partitions and doors to remove smudges; (xi) Damp mop floors, using disinfectant cleaner.
Clean stairways and corridors leading to stairways, which consists of the following tasks:
(i) Remove trash; (ii) Mop floors and/or vacuum carpet; (iii) Clean glass in doors, door jams, thresholds, baseboards, steps, step fronts, handrails, I-beams; (iv) Wash walls as needed.
Clean elevators, which consists of the following tasks:
(i) Vacuum daily; (ii) Keep elevator thresholds clean; (iii) Clean light covers as needed; (iv) Clean metal around buttons as needed; (v) Clean walls and doors as needed; (vi) Clean and maintain floors as needed.
Spot wash area around light switches, doors and door frames.
Clean coffee area around light switches, doors and door frames.
Clean drinking fountain tops, sides and fronts.
Dust, mop, damp mop, and maintain hard surface floors.
Vacuum carpets and entry mats.
Spot clean carpets to remove adhesive material, minor spots, and minor stains.
Properly position furniture.
Report any damage or unusual occurrences.
Clean janitor closet and properly store all chemicals and cleaning equipment.
Perform Security procedures, which includes the following tasks: (i) Check and lock windows and doors, (ii) Leave on designated lights
H-1

Services Once per Week:
Dust ledges and sills, picture frames and wall hangings, open area of bookshelves.
Clean outside of flowerpots and furnishings.
Completely clean out and sanitize all refrigerators.
Mop boards/base trim.
Knock down cobwebs.
Clean and sanitize telephones and remove dirt and make-up from body of phone as well as receiver.
Vacuum and edge all carpet.
Services Once per Month:
Dust chair legs and rungs, blinds, and sides of desks and files.
Clean desk plastic as needed.
Vacuum under floor plastic as needed.
Dust all light fixtures.
Vacuum drapes as they hang on rod (do not remove drapes).
Damp mop stairwells.
Dust all desktops.
Dust all horizontal surfaces, shelves, molding, and air ducts.
Clean coat racks, chairs, cupboard fronts, bookcases, tables, files, countertops, etc.
Completely clean out and sanitize all freezers.
Dust exercise equipment in fitness center.
Clean lights, vents, directional signs and glass on doors.
High dusting, which includes dusting light fixtures, air vents and grills.
Window Cleaning:
Bi-annual service on inside and outside windows (May, October).
Clean all exterior windows and door glass inside and out.
Wipe sills clean and dry.
Knock down cobwebs from around windows and frames
Extra Cleaning Costs to the Tenant:
For special cleaning services required by Tenant and not covered in the Lease, Tenant will have the right to solicit desired extraordinary services from the existing cleaning contractor at its own expense, i.e., day porter service, cleaning of upholstery, carpet cleaning, vinyl floor stripping, waxing and polishing, cleaning of artwork and displays, etc. Tenant required cleaning will be paid by Tenant as the Tenant requests this service.
Miscellaneous
The main lobby area, entryways into the building and courtyard will be maintained in keeping with a “Class A” Office Building on a daily basis (Monday through Friday). Landscaping areas will be maintained and manicured as is appropriate for the particular growing season.
H-2

FIRST AMENDMENT TO LEASE AGREEMENT
THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of this __ day of December, 2019 (the “Effective Date”), by and between LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (the “Landlord”), and WEAVE COMMUNICATIONS, INC., a Delaware corporation (the “Tenant”).
RECITALS:
A.    Landlord and Tenant entered into that certain Lease Agreement dated November 8, 2019 (collectively, the “Lease”).
B.    Pursuant to the Lease, Landlord leased to Tenant, and Tenant leased from Landlord, the first (1st), second (2nd), fourth (4th), fifth (5th) and sixth (6th) floors (the “Original Leased Premises”) in a to-be constructed building containing approximately 180,000 rentable square feet (the “Building”).
C.    Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the third (3rd) floor of the Building (the “Expansion Leased Premises”).
AGREEMENT:
NOW, THEREFORE, for the foregoing purposes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
Recitals; Defined Terms. The Recitals set forth above are incorporated herein and into the Lease by reference. Capitalized terms used but not defined herein shall have their meanings set forth in the Lease.
Expansion Leased Premises; Revocation. From and after the Effective Date, Landlord hereby leases the Expansion Leased Premises to Tenant on the same terms and conditions as set forth in the Lease. Notwithstanding the foregoing, on or before April 1, 2020, Tenant may deliver written notice to Landlord electing to not lease the Expansion Leased Premises (the “Revocation Notice”). In the event Tenant delivers a Revocation Notice, this Amendment shall be deemed revoked, however, the Original Leased Premises will continue to be leased to Tenant and the Lease will otherwise continue in full force and effect.
Amendment to Leased Premises. From and after the Effective Date, and so long as Tenant has not timely delivered the Revocation Notice, the defined term “Leased Premises” as set forth in the Lease Summary is hereby deleted in its entirety and replaced with the following:
“Leased Premises”: The first (1st), second (2nd), third (3rd), fourth (4th), fifth (5th) and sixth (6th) floors of a to-be-constructed Building. The Leased Premises is anticipated to contain approximately 180,000 Rentable Square Feet and 162,000 Usable Square Feet of space.”
1

Amendment to Section 1.1(a). From and after the Effective Date, and so long as Tenant has not timely delivered the Revocation Notice, Section 1.1(a) of the Lease is hereby deleted in its entirety and replaced with the following:
“(a) That certain floor area containing approximately 180,000 Rentable Square Feet (the “Leased Premises”) on the first (1st), second (2nd), third (3rd), fourth (4th), fifth (5th) and sixth (6th) floors of an office building to be built in accordance with the Work Letter (defined below) containing approximately 180,000 Rentable Square Feet (the “Building”), located in Lehi, Utah, on the real property more particularly described on Exhibit “A” attached hereto and by this reference incorporated herein (the “Property”). The Leased Premises are included in a larger project currently owned by an affiliate of Landlord (the “Project”). The Leased Premises is depicted on the floor plan shown on Exhibit “B” which is attached hereto and by this reference incorporated herein.”
Deletion of Sections 2.6 and 2.7. From and after the Effective Date, and so lo ng as Tenant has not timely delivered the Revocation Notice, Section 2.6 and 2.7 of the Lease are hereby deleted in their entirety.
Amendment to 3.2. From and after the Effective Date, and so long as Tenant has not timely delivered the Revocation Notice, Section 3.2 of the Lease is hereby deleted in its entirety and replaced with the following:
“3.2 Rent Abatement. Tenant shall be entitled to an abatement of Basic Annual Rent with respect to the Leased Premises in an amount equal to the sum of (a) twelve (12) full months of Basic Annual Rent payable with respect to the first (1st), second (2nd), forth (4th) and sixth (6th) floors of the Building, (b) twelve (12) full months of Basic Annual Rent and Common Area Expenses with respect to the third (3rd) and fifth (5th) floors of the Building, which abatement shall be applied to the period commencing on the Rent Commencement Date and continuing until such abatement has been entirely applied (the “Rent Abatement Period”). The Basic Annual Rent abated during this period is referred to herein as the “Abated Rent.” Notwithstanding the provisions of this Section 3.2 or Article IV to the contrary, with respect to the first (1st), second (2nd), fourth (4th) and sixth (6th) floors of the Building, Tenant shall pay to Landlord during the Rent Abatement Period an amount equal to six and 75/100 dollars ($6.75) per Rentable Square Foot of the Leased Premises per annum as a reimbursement for Common Area Expenses. If the Rent Commencement Date does not start on the first day of a calendar month, such abated rent period shall be adjusted in the first and last month of such term so that Tenant receives twelve (12) and only twelve (12) months of Abated Rent.
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In the event Tenant defaults under this Lease beyond all applicable noticed cure periods, in addition to any other rights or remedies Landlord has under this Lease, at law or in equity, regardless of whether or not Landlord elects to terminate this Lease, Tenant shall pay to Landlord an amount equal to the Abated Rent.”
Amendment to Section 4.1(h). From and after the Effective Date, and so long as Tenant has not timely delivered the Revocation Notice, Section 4.1(h) of the Lease is hereby deleted in its entirety and replaced with the following:
“(h) “Tenant’s Proportionate Share” shall mean one hundred percent ( 100%).”
Miscellaneous.
Headings. The captions and headings of the various sections of this Amendment are for convenience only and are not to be construed as defining or as limiting in any way the scope or intent of the provisions hereof. Wherever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.
Entire Amendment. This Amendment contains all amendments between the Landlord and Tenant with respect to the matters set forth herein, and no amendment not contained herein shall be recognized by Landlord and Tenant. In the event of any amendment or modification of this Amendment, the amendment or modification shall be in writing signed by Landlord and Tenant in order to be binding upon Landlord and Tenant. This Amendment is only for the benefit of Landlord and Tenant, and no third party shall be entitled to rely on the provisions of this Amendment. In the event of a conflict between the provisions of this Amendment and the Lease, the provisions of this Amendment shall control.
Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
Authority. Each individual executing this Amendment does thereby represent and warrant to each other person so signing (and to each other entity for which such other person may be signing) that he or she has been duly authorized to deliver this Amendment in the capacity and for the entity set forth where she or he signs.
{Signature Page Follows}
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its Managers

THE BOYER COMPANY, L.C.,
a Utah limited liability company

	By:	/s/ Nathan C. Boyce
	Name:	Nathan C. Boyce
	Its:	Manager

TENANT:	WEAVE COMMUNICATIONS, INC., a Delaware corporation

	By:	/s/ Alan Taylor
	Name:	Alan Taylor
	Its:	CFO
[Signature Page to 1st Amendment to Lease Agreement]

SECOND AMENDMENT TO LEASE AGREEMENT
THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of this 6th day of March 2020 (the “Effective Date”), by and between LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (“Lehi Block”), GARDNER LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (collectively, the “Landlord”) and WEAVE COMMUNICATIONS, INC., a Delaware corporation (the “Tenant”).
RECITALS:
A.    Lehi Block and Tenant entered into that certain Lease Agreement dated November 8, 2019 (the “Original Lease”) as amended by that certain First Amendment to Lease Agreement dated December 23, 2019 (the “First Amendment” and together with the Original Lease, collectively, the “Lease”) pursuant to which Lehi Block agreed to lease to Tenant the Leased Premises. Capitalized terms used but not defined herein shall have their respective meanings set forth in the Lease.
B.    Contemporaneously with the execution hereof, Lehi Block and Landlord have entered into that certain Assignment and Assumption of Lease pursuant to which Lehi Block’s interest in the Lease was assigned to Landlord.
C.    The Property as defined in the Lease, along with other real property, was acquired by Boyer NW Quadrant, L.C., a Utah limited liability company (“Boyer NW”). In order to comply with certain requirements of the lender providing construction financing, Boyer NW Quadrant has transferred fee ownership in the Property to Boyer NW Quadrant Lehi Block, L.C., a Utah limited liability company (the “Ground Lessor”) who in turn has leased the Property to Landlord, as tenant, is pursuant to the Ground Lease (defined below).
D.    On March 27, 2020, Tenant sent Landlord a Revocation Notice (as defined in the First Amendment), revoking the amendments contained in the First Amendment.
E.    Landlord and Tenant desire to amend the Lease to reflect that (i) Tenant is subleasing the Leased Premises from Landlord, (ii) the Lease is subject and subordinate to the Ground Lease, and (iii) the provisions of the First Amendment are ineffective.
AGREEMENT:
NOW, THEREFORE, for the foregoing purposes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
Revocation of First Amendment. Landlord and Tenant acknowledge and agree that the Revocation Notice has been delivered. Therefore, all of the provisions of the First Amendment, including any amendments to the Lease pursuant to the First Amendment, are deemed revoked and ineffective. Tenant will continue to lease the first (1st), second (2nd), fourth (4th), fifth (5th) and sixth (6th) floors of the Building in accordance with the Lease.
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Sublease. Tenant and Landlord hereby acknowledge and agree that the Tenant is subleasing the Leased Premises from Landlord since the Landlord is the tenant under the Ground Lease, defined below.
Ground Lease. The Property is currently leased to Landlord pursuant to the terms of that certain Ground Lease Agreement dated as of March 20, 2020 (the “Ground Lease”), between Landlord, as tenant, and Ground Lessor. A copy of the executed Ground Lease is attached as Exhibit “A” to this Amendment. The Lease is subject and subordinate to the provisions of the Ground Lease. Tenant shall not take any action or omit to take any action which is Tenant’s right or obligation under the Lease, which would directly result in a breach of any provision of the Ground Lease. Tenant’s rights under the Lease are subject to all of the rights of the Ground Lessor under the Ground Lease, including, without limitation, all rights of entry and inspection granted to the Ground Lessor under the Ground Lease. Tenant shall comply with all of the covenants and conditions in the Ground Lease that relate to Tenant’s use of the Property and the Building. Landlord shall comply with all of the covenants and conditions in the Ground Lease. Landlord will obtain an agreement with the Ground Lessor pursuant to which, the Ground Lessor agrees that in the event the Ground Lease is terminated for any reason, the Lease will become a direct lease between the Ground Lessor and Tenant. Without limiting the generality of the foregoing, if the Ground Lease requires Landlord to deliver any information to the Ground Lessor and such information is in possession or control of Tenant, Tenant shall deliver such information to Landlord to the extent required by the Ground Lease. Landlord agrees that no portion of Landlord’s Ground Lease rent shall be charged to Tenant, including without limitation, via an increase in operating expenses.
Omnibus Amendment. Any and all other terms and provisions of the Lease are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs. Except as expressly modified and amended hereby, all other terms and conditions of the Lease shall continue in full force and effect.
Entire Agreement. This Amendment contains the entire understanding of Tenant and Landlord and supersedes all prior oral or written understandings relating to the subject matter set forth herein.
Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.
Authority. Each individual executing this Amendment does thereby represent and warrant to each other person so signing (and to each other entity for which such other person may be signing) that he or she has been duly authorized to deliver this Amendment in the capacity and for the entity set forth where she or he signs.
[Signature Page Follows]
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its manager

The Boyer Company, L.C., a Utah limited liability company

	By:	/s/ Nate Boyer
	Name:	Nate Boyer
	Its:	Manager

GARDNER LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its manager

KC Gardner Company, L.C.,
a Utah limited liability company

	By:	/s/ Christian Gardner
	Name:	Christian Gardner
	Its:	Manager

TENANT:	WEAVE COMMUNICATIONS, INC., a Delaware corporation

	By:	/s/ Alan Taylor
	Name:	Alan Taylor
	Its:	CFO
[Signature Page to 2nd Amendment to Lease Agreement]

EXHIBIT “A”
Ground Lease
A-1

THIRD AMENDMENT TO LEASE AGREEMENT
THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of this ____ day of April 2020 (the “Effective Date”), by and among LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (“Lehi Block”), and GARDNER LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (collectively, “Landlord”) and WEAVE COMMUNICATIONS, INC., a Delaware corporation (“Tenant”). Landlord and Tenant are sometimes referred to herein, collectively, as the “Parties” and, individually, each a “Party”.
RECITALS:
A.    The Parties are the current parties to that certain Lease Agreement dated as of November 8, 2019 (the “Original Lease”) as amended by that certain First Amendment to Lease Agreement dated December 23, 2019 (the “First Amendment”), and as further amended by that certain Second Amendment to Lease Agreement dated as of March 6, 2020 (the “Second Amendment”) between Landlord, as successor in interest to Lehi Block, and Tenant. The Original Lease, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the “Lease.” Capitalized terms used but not defined herein shall have their respective meanings set forth in the Lease.
B.    Landlord is subject to certain penalties if Substantial Completion of Construction of the Leased Premises has not taken place by January 4, 2021, as such date may be extended for Construction Delays.
C.    Landlord and Tenant desire to amend the Lease to reflect that due to Construction Delays, the Substantial Completion Deadline, the Initial Delay Period, and the Outside Turnover Date have been extended.
AGREEMENT:
NOW, THEREFORE, for the foregoing purposes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.    Construction Delays. The Parties acknowledge that Construction Delays have occurred under the Lease and Landlord’s obligations under the Lease have been extended for the amount of the Construction Delays.
2.    Construction of Building and Tenant Improvements. Subsections 1.5(b) and (c) of the Lease are hereby deleted in their entirety and replaced with the following:
“(b) If Substantial Completion of Construction has not occurred on or before the Substantial Completion Deadline, as such date may be extended for Construction Delays, Tenant, as Tenant’s sole remedy, shall be entitled to receive from Landlord liquidated damages in the amount equal to (i) with respect to the period between February 1, 2021 through and including February 28, 2021 (as each date may be extended for Construction Delays, the “Initial Delay Period”), the incremental amount of holdover rent (e.g, the extra rent, but not the base rent, which Tenant is required to pay as a result of Tenant
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holding over in other premises leased by Tenant beyond the term of such lease) measured on a daily basis which Tenant is obligated to pay under other leases to which Tenant is a party, if any, for each day that Substantial Completion of Construction is delayed beyond February 1, 2021 (as such date may be extended for Construction Delays), (ii) for each day after Initial Delay Period that Substantial Completion of Construction has not occurred, Tenant shall receive one (1) day of rent abatement of Basic Annual Rent which will be applied to the period first occurring after the expiration of the Rent Abatement Period.
(c) In the event Substantial Completion of Construction has not occurred by the June 1, 2021 (as such date may be extended for Construction Delays) (the “Outside Turnover Date”), Tenant shall have the option, in its sole discretion, either to (i) continue to receive the liquidated damages specified in Section 1.2(b) above, or (ii) terminate this Lease by delivering written notice to Landlord on or after the Outside Turnover Date (as such date may be extended for Construction Delays) and prior to date on which Substantial Completion of Construction has occurred. In the event Tenant elects to terminate this Lease pursuant to this Section 1.2(c), Tenant shall not be entitled to any further remedies against Landlord.”
3.    Exhibit “A” to Work Letter. The last bullet point in Exhibit “A” to the Work Letter is hereby deleted in its entirety and replaced by the following:
“Substantial Completion by Landlord: January 31, 2021”
4.    Omnibus Amendment. Any and all other terms and provisions of the Lease are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs. Except as expressly modified and amended hereby, all other terms and conditions of the Lease shall continue in full force and effect.
5.    Entire Agreement. This Amendment contains the entire understanding of Tenant and Landlord and supersedes all prior oral or written understandings relating to the subject matter set forth herein.
6.    Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
7.    Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.
8.    Authority. Each individual executing this Amendment does thereby represent and warrant to each other person so signing (and to each other entity for which such other person may be signing) that he or she has been duly authorized to deliver this Amendment in the capacity and for the entity set forth where she or he signs.
[Signature Page Follows]
2

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the Effective Date.

LANDLORD:	LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its manager

The Boyer Company, L.C., a Utah limited liability company

	By:	/s/ Nate Boyer
	Name:	Nate Boyer
	Its:	Manager

GARDNER LEHI BLOCK OFFICE 1, L.C.,
a Utah limited liability company, by its manager

KC Gardner Company, L.C.,
a Utah limited liability company

	By:	/s/ Christian Gardner
	Name:	Christian Gardner
	Its:	Manager

TENANT:	WEAVE COMMUNICATIONS, INC., a Delaware corporation

	By:	/s/ Alan Taylor
	Name:	Alan Taylor
	Its:	CFO
[Signature Page to 3rd Amendment to Lease Agreement]

FOURTH AMENDMENT TO LEASE AGREEMENT
THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of this 29th day of January, 2021 (the “Effective Date”), by and among LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (“Lehi Block”), and GARDNER LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company (collectively, “Landlord”) and WEAVE COMMUNICATIONS, INC., a Delaware corporation (“Tenant”). Landlord and Tenant are sometimes referred to herein, collectively, as the “Parties” and, individually, each a “Party”.
RECITALS:
A.    The Parties are the current parties to that certain Lease Agreement dated as of November 8, 2019 (the “Original Lease”) as amended by that certain First Amendment to Lease Agreement dated December 23, 2019, and as further amended by that certain Second Amendment to Lease Agreement dated as of March 6, 2020, and as further amended by that certain Third Amendment to Lease Agreement dated January [27], 2021 (collectively, the “Lease”). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Lease.
B.    Landlord and Tenant desire to amend the Lease to modify the Lease to reduce the amount of the security deposit held by Landlord pursuant to Section 5.1 of the Lease.
AGREEMENT:
NOW, THEREFORE, for the foregoing purposes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.    Security Deposit. The Parties agree the amount of the security deposit held pursuant to the Lease will be reduced by $255,262.08 (the “Refunded Deposit”), thereby leaving a remaining security deposit of $242,237.92 (the “Remaining Deposit”). Within three (3) business days of the mutual execution of this Amendment, Landlord will return the Refunded Deposit to Tenant pursuant to wire instructions delivered by Tenant to Landlord. The Remaining Deposit will continue to be held and applied by Landlord in accordance with the provisions of the Lease.
2.    Omnibus Amendment. Any and all other terms and provisions of the Lease are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs. Except as expressly modified and amended hereby, all other terms and conditions of the Lease shall continue in full force and effect.
3.    Entire Agreement. This Amendment contains the entire understanding of Tenant and Landlord and supersedes all prior oral or written understandings relating to the subject matter set forth herein.
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4.    Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
5.    Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.
6.    Authority. Each individual executing this Amendment does thereby represent and warrant to each other person so signing (and to each other entity for which such other person may be signing) that he or she has been duly authorized to deliver this Amendment in the capacity and for the entity set forth where she or he signs.
[Signature Page Follows]
2

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the Effective Date.

LANDLORD:	LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its manager

The Boyer Company, L.C.,
a Utah limited liability company

	By:	/s/ Brian Gochnour
	Name:	Brian Gochnour
	Its:	Manager

GARDNER LEHI BLOCK OFFICE 1, L.C.,
a Utah limited liability company, by its manager

KC Gardner Company, L.C.,
a Utah limited liability company

	By:	/s/ Christian K. Gardner
	Name:	Christian K. Gardner
	Its:	Manager

TENANT:	WEAVE COMMUNICATIONS, INC., a Delaware corporation

	By:	/s/ Alan Taylor
	Name:	Alan Taylor
	Its:	Manager
[Signature Page to 4th Amendment to Lease Agreement]

FIFTH AMENDMENT TO LEASE AGREEMENT
THIS FIFTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of this [18] day of March, 2021 (the “Effective Date”), by and between LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company and GARDNER LEHI BLOCK OFFICE 1, L,C., a Utah limited liability company (collectively, the “Landlord”), and WEAVE COMMUNICATIONS, INC., a Delaware corporation (the “Tenant”).
RECITALS:
(A)    The Parties are the current parties to that certain Lease Agreement dated as of November 8, 2019 (the “Original Lease”) as amended by that certain First Amendment to Lease Agreement dated December 23, 2019, and as further amended by that certain Second Amendment to Lease Agreement dated as of March 6, 2020, as further amended by that certain Third Amendment to Lease Agreement dated January 27, 2021, and as further amended by that certain Third Amendment to Lease Agreement dated January 29, 2021 (collectively, the “Lease”), Capitalized terms used but not defined herein shall have their respective meanings set forth in the Lease.
(B)    Pursuant to the Lease, Landlord leased to Tenant, and Tenant leased from Landlord, the first (1st), second (2nd), fourth (4th) fifth (5th) and sixth (6th) floors (the “Original Leased Premises”) of the Building (as defined in the Lease).
(C)    Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the third (3rd) floor of the Building (the “Expansion Leased Premises”).
AGREEMENT:
NOW, THEREFORE, for the foregoing purposes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
Recitals., Defined Terms. The Recitals set forth above are incorporated herein and into the Lease by reference. Capitalized terms used but not defined herein shall have their meanings set forth in the Lease.
Expansion Premises. Except as specifically set forth below, all of the terms of the Lease with respect to the Original Premises shall apply to the Expansion Premises as if the Expansion Premises was included in the Original Premises, With respect to the Expansion Premises, Landlord and Tenant hereby agree as follows:
The Expansion Premises is being delivered by Landlord to Tenant in its “as-is” condition. Landlord will provide Tenant with a tenant improvement allowance in the amount of sixty dollars ($60.00) per Usable Square Foot of the Expansion Premises (the “Additional Tenant Improvement Allowance”) for the Expansion Premises and Tenant’s improvements within the Expansion Premises (the “Expansion Premises Tenant Improvements”). The Expansion Premises Tenant Improvements will be constructed, and the Additional Tenant Improvement Allowance will be disbursed to Tenant, on the same
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terms and conditions as are set forth in the Work Letter with respect to the improvements constructed by Tenant in the Original Premises. The “Work Schedule” for the Expansion Premises Tenant Improvements is set forth on Exhibit “A” attached hereto and made a part hereof.
Tenant’s obligation to pay Basic Annual Rent and Additional Rent for the Expansion Premises shall commence on the earlier to occur of (i) the date Tenant takes possession of the Expansion Premises (excluding possession during the Early Occupancy Period (as defined in the Work Letter) for the Expansion Premises, so long as Tenant does not conduct business in the Expansion Premises during such Early Occupancy Period), or (ii) the date the Expansion Premises Tenant Improvements are Substantially Complete, which date will be no later than September 1, 2021 (the “Expansion Premises Rent Commencement Date”). Upon the occurrence of the Expansion Premises Rent Commencement Date, Basic Annual Rent and Additional Rent shall be payable on the same terms, at the same rates, and subject to the same escalation, as if the Expansion Premises was always included in the Original Premises.
Tenant will not be entitled to an abatement of rent pursuant to Section 3.2 of the Lease with respect to the Expansion Premises. Tenant shall be entitled to an abatement of Basic Annual Rent and Common Area Expenses with respect to the Expansion Premises for a period of twelve (12) full months, which abatement shall be applied to the period commencing on the Expansion Premises Rent Commencement Date and continuing until such abatement has been entirely applied (the “Expansion Premises Rent Abatement Period”). The Basic Annual Rent abated during this period is referred to herein as the “Expansion Premises Abated Rent.” If the Expansion Premises Rent Commencement Date does not start on the first day of a calendar month, the Expansion Premises Rent Abatement Period shall be adjusted in the first and last month of such term so that Tenant receives twelve (12) and only twelve (12) months of Expansion Premises Abated Rent. In the event Tenant defaults under the Lease beyond all applicable noticed cure periods, in addition to any other rights or remedies Landlord has under the Lease, at law or in equity, regardless of whether or not Landlord elects to terminate the Lease, Tenant shall pay to Landlord an amount equal to the Expansion Premises Abated Rent.
Amendment to Leased Premises. From and after the Effective Date, the defined term “Leased Premises” as set forth in the Lease Summary is hereby deleted in its entirety and replaced with the following:
“Leased Premises”: The first (1st), second (2nd), third (31d), fourth (4th), fifth (5th) and sixth (6th) floors of the Building. The Leased Premises contains approximately 180,000 Rentable Square Feet and 162,000 Usable Square Feet of space.”
Amendment to Section 1.1(a). From and after the Effective Date, Section 1.1(a) of the Lease is hereby deleted in its entirety and replaced with the following:
“(a)    That certain floor area containing 180,000 Rentable Square Feet (the “Leased Premises”) on the first (1st), second (2nd), third (3rd), fourth (4th), fifth
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(5th) and sixth (6th) floors of an office building containing 180,000 Rentable Square Feet (the “Building”), located in Lehi, Utah, on the real property more particularly described on Exhibit “A” attached hereto and by this reference incorporated herein (the “Property”). The Leased Premises are included in a larger project currently owned by an affiliate of Landlord (the “Project”). The Leased Premises is depicted on the floor plan shown on Exhibit “B” which is attached hereto and by this reference incorporated herein.”
Deletion of Sections 2.6 and 2.7. From and after the Effective Date, Section 2.6 and 2.7 of the Lease are hereby deleted in their entirety.
Amendment to Section 4.1(h). From and after the Effective Date, Section 4.1(h) of the Lease is hereby deleted in its entirety and replaced with the following:
“(h)    “Tenant’s Proportionate Share” shall mean one hundred percent (100%).”
Amendment to Exhibit “B”. Exhibit “B” attached to the Lease is hereby deleted in its entirety and replaced with Exhibit “B” attached to this amendment.
Miscellaneous.
Headings. The captions and headings of the various sections of this Amendment are for convenience only and are not to be construed as defining or as limiting in any way the scope or intent of the provisions hereof. Wherever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.
Entire Amendment. This Amendment contains all amendments between the Landlord and Tenant with respect to the matters set forth herein, and no amendment not contained herein shall be recognized by Landlord and Tenant. In the event of any amendment or modification of this Amendment, the amendment or modification shall be in writing signed by Landlord and Tenant in order to be binding upon Landlord and Tenant. This Amendment is only for the benefit of Landlord and Tenant, and no third party shall be entitled to rely on the provisions of this Amendment. In the event of a conflict between the provisions of this Amendment and the Lease, the provisions of this Amendment shall control.
Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
Authority. Each individual executing this Amendment does thereby represent and warrant to each other person so signing (and to each other entity for which such other person may be signing) that he or she has been duly authorized to deliver this Amendment in the capacity and for the entity set forth where she or he signs.
{Signature Page Follows}
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its manager

The Boyer Company, L.C., a Utah limited liability company

	By:	/s/ Nathan R. Boyer
	Name:	Nathan R. Boyer
	Its:	Manager

GARDNER LEHI BLOCK OFFICE 1, L.C., a Utah limited liability company, by its manager

KC Gardner Company, L.C., a Utah limited liability company

	By:	/s/ Christian Gardner
	Name:	Christian Gardner
	Its:	Manager

TENANT:	WEAVE COMMUNICATIONS, INC., a Delaware corporation

	By:	/s/ Alan Taylor
	Name:	Alan Taylor
	Its:	CFO
[Signature Page to the 5th Amendment to Lease Agreement]

EXHIBIT “A”
WORK SCHEDULE FOR EXPANSION PREMISES
DEADLINES AND CRITICAL MILESTONES
●    Tenant submittal of Tenant Improvement Plans for Expansion Premises to Landlord: [__________]
●    Landlord Approval of Tenant Improvement Plans for Expansion Premises: [__________]
●    Commencement of Expansion Premises Tenant Improvements: [__________]
●    Substantial Completion of Expansion Premises Tenant Improvements: September 1, 2021
A-1

EXHIBIT “B”
Depiction of Leased Premises
B-1